UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNIHOLDINGS FUND, INC.

BLACKROCK MUNICIPAL INCOME TRUST II

BLACKROCK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC.

BLACKROCK MUNICIPAL INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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BLACKROCK MUNIHOLDINGS FUND, INC.

BLACKROCK MUNICIPAL INCOME TRUST II

BLACKROCK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC.

BLACKROCK MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

September 8, 2025

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Municipal Income Trust II (“BLE”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust (“BFK”), BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”) and BlackRock MuniHoldings Fund, Inc. (“MHD” or the “Acquiring Fund” and collectively with BLE, BYM, BFK and MUE, the “Funds,” and each, a “Fund”), to be held on October 15, 2025 at 1:30 p.m. (Eastern Time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of BLE: You and the common shareholders of BLE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including the termination of BLE’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of BLE under Delaware law (the “BLE Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BLE, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the BLE Reorganization Agreement and the BLE Reorganization.

Preferred Shareholders of BYM: You and the common shareholders of BYM are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including the termination of BYM’s registration under the 1940 Act and the dissolution of BYM under Delaware law (the “BYM Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BYM, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the BYM Reorganization Agreement and the BYM Reorganization.

Preferred Shareholders of BFK: You and the common shareholders of BFK are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including the termination of BFK’s registration under the 1940 Act and the dissolution of BFK under Delaware law (the “BFK Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BFK, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the BFK Reorganization Agreement and the BFK Reorganization.

Preferred Shareholders of MUE: You and the common shareholders of MUE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement” and collectively with the BLE Reorganization Agreement, the BYM Reorganization Agreement and the BFK Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including the termination of MUE’s registration under the 1940 Act and the dissolution of MUE under Maryland law (the “MUE Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MUE, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the MUE Reorganization Agreement and the MUE Reorganization.

Preferred Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLE Reorganization, the BYM Reorganization, the BFK Reorganization and the MUE Reorganization (each, a “Reorganization”). In addition, you are being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders as a single class. Each Fund is delivering to its common shareholders a separate joint proxy statement/prospectus with respect to the proposals described above.

The Board of Trustees or Board of Directors, as applicable, of each Fund believes that the proposal that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of August 18, 2025 the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MNJNZF5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

●	By touch-tone phone;

●	By internet;

●	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

●	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 833-880-8840.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

September 8, 2025

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIHOLDINGS FUND, INC.

BLACKROCK MUNICIPAL INCOME TRUST II

BLACKROCK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC.

BLACKROCK MUNICIPAL INCOME TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock Municipal Income Trust II (“BLE”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust (“BFK”) and BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”) (collectively, the “Target Funds”) and BlackRock MuniHoldings Fund, Inc. (“MHD” or the “Acquiring Fund” and collectively with BLE, BYM, BFK and MUE, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective dates (collectively, the “Closing Date”) of the Reorganizations will be sometime during the fourth quarter of 2025, but they may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to the holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”). Each Fund is separately soliciting the votes of its holders of shares of common stock (together with the VMTP Shares of each Fund, as applicable, the “Shares”) through a separate joint proxy statement/prospectus.

Q: Why is a shareholder meeting being held?

A:  Preferred Shareholders of BlackRock Municipal Income Trust II (NYSE Ticker: BLE): You and the common shareholders of BLE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BLE’s assets and the assumption by the Acquiring Fund of substantially all of BLE’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BLE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BLE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BLE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BLE Reorganization”).

You are also being asked to vote as a separate class on a proposal to approve the BLE Reorganization Agreement and the BLE Reorganization.

Preferred Shareholders of BlackRock Municipal Income Quality Trust (NYSE Ticker: BYM): You and the common shareholders of BYM are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BYM’s assets and the assumption by the Acquiring Fund of substantially all of BYM’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BYM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP

Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BYM of its registration under the 1940 Act, and the liquidation, dissolution and termination of BYM in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “BYM Reorganization”).

You are also being asked to vote as a separate class on a proposal to approve the BYM Reorganization Agreement and the BYM Reorganization.

Preferred Shareholders of BlackRock Municipal Income Trust (NYSE Ticker: BFK): You and the common shareholders of BFK are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFK’s assets and the assumption by the Acquiring Fund of substantially all of BFK’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BFK, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BFK of its registration under the 1940 Act, and the liquidation, dissolution and termination of BFK in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “BFK Reorganization”).

You are also being asked to vote as a separate class on a proposal to approve the BFK Reorganization Agreement and the BFK Reorganization.

Preferred Shareholders of BlackRock MuniHoldings Quality Fund II, Inc. (NYSE Ticker: MUE): You and the common shareholders of MUE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement” and collectively with the BLE Reorganization Agreement, BYM Reorganization Agreement and the BFK Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MUE’s assets and the assumption by the Acquiring Fund of substantially all of MUE’s liabilities in exchange solely for MUE’s receipt of newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MUE, and which shall constitute the sole consideration to be distributed or paid to such common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders of MUE in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MUE of its registration under the 1940 Act, and the liquidation, dissolution and termination of MUE in accordance with its Articles of Incorporation and Maryland law (the “MUE Reorganization” and collectively with the BLE Reorganization, the BYM Reorganization and the BFK Reorganization, the “Reorganizations”).

You are also being asked to vote as a separate class on a proposal to approve the MUE Reorganization Agreement and the MUE Reorganization.

Preferred Shareholders of BlackRock MuniHoldings Fund, Inc. (NYSE Ticker: MHD): You and the Acquiring Fund common shareholders are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Reorganization Agreement (each, an “Issuance” and collectively, the “Issuances”).

You are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MHD Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Q: Why has each Fund’s Board recommended these proposals?

A:  The Board of Trustees or the Board of Directors, as applicable (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that its Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining five funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Reorganizations are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganizations are intended to result in the following potential benefits to common shareholders:

(i)

lower net total expenses (excluding leverage expenses) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV for common shareholders of each Target Fund other than BFK;

(iii)	improved secondary market trading of the common shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved its Reorganization(s), Reorganization Agreement(s) and the Issuances, as applicable, concluding that the Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q: How will holders of preferred shares be affected by the Reorganizations?

A:  As of the date of the enclosed Proxy Statement, BLE, BYM, BFK, MUE and the Acquiring Fund have VMTP Shares outstanding. As of July 31, 2025, BLE had 1,741 Series W-7 VMTP Shares outstanding, BYM had 976 Series W-7 VMTP Shares outstanding, BFK had 1,541 Series W-7 VMTP Shares outstanding, MUE had 780 Series W-7 VMTP Shares outstanding and the Acquiring Fund had 2,140 Series W-7 VMTP Shares outstanding. See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

In connection with the Reorganizations, the Acquiring Fund expects to issue 1,741 additional VMTP Shares to BLE (for distribution to BLE’s VMTP Holders), 976 additional VMTP Shares to BYM (for distribution to BYM’s VMTP Holders), 1,541 additional VMTP Shares to BFK (for distribution to BFK’s VMTP Holders), and 780 additional VMTP Shares to MUE (for distribution to MUE’s VMTP Holders). Following the completion of the Reorganizations, the Combined Fund is expected to have 7,178 VMTP Shares outstanding.

The Board of each Fund has authorized the redemption of up to 67% of each Fund’s currently outstanding VMTP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganizations or contingent on shareholder approval of each Reorganization. The timing and amount of any redemption of a Fund’s currently outstanding VMTP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

Assuming all of the Reorganizations are approved by the requisite shareholders, upon the Closing Date of the Reorganizations, BLE, BYM, BFK and MUE each will receive newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus an amount equal to any accumulated and unpaid dividends that have accrued on the BLE, BYM, BFK and MUE VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date) in such number equivalent to the respective number of VMTP Shares of Target, in exchange for all of the assets of each BLE, BYM, BFK or MUE, respectively, and such newly issued Acquiring Fund VMTP Shares received by each of BLE, BYM, BFK or MUE will be distributed to the respective VMTP Holders of each of BLE, BYM, BFK, or MUE, as applicable, in such VMTP Holders pro rata amount, immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is July 2, 2026, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding BLE, BYM, BFK and MUE VMTP Shares, including the same term redemption date.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders of the Funds.

Following the Reorganizations, the VMTP Holders of each Fund will be VMTP Holders of the larger Combined Fund that will have a larger asset base and more VMTP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VMTP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Q: How similar are the Funds?

A: The Funds have the same investment adviser, officers and directors. BLE, BYM and BFK are each formed as a Delaware statutory trust and MUE and the Acquiring Fund are each formed as a Maryland corporation.

Each of the Acquiring Fund, BLE, BYM, BFK and MUE has its common shares listed on the NYSE. Each Fund has privately placed VMTP Shares outstanding. Each Fund is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Christian Romaglino, CFA, Kevin Maloney, CFA, Phillip Soccio, CFA, Michael Kalinoski, CFA, and Kristi Manidis. Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals.

The investment objective, principal investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of BLE, BYM, BFK and MUE, although there are some differences as set out below.

Investment Objective:

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)

The Fund’s investment objective is to provide current income exempt from regular federal income taxes.	The Fund’s investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax.	The Fund’s investment objective is to provide current income exempt from federal income taxes.	The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes.	The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes.

Municipal Bonds: Below is a comparison of each Fund’s investment policy with respect to municipal bonds, the interest of which is exempt from federal income tax.

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)

As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and	The Fund’s investment policies provide that, under normal circumstances, the Fund as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the	The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt	The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)

their political subdivisions, agencies or instrumentalities (“Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the alternative minimum tax). “Managed assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).	other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. The Fund’s investment policies provide that the Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. “Managed assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).	interest may be subject to the alternative minimum tax). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).	from federal income taxes (except that the interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.	issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). “Net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

Investment Grade and Non-Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities and non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)

The Fund’s investment policies provider that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.	The Fund invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies.	The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.	The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.	The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch. The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Advisor to possess similar credit characteristics.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.

Leverage: Each Fund utilizes leverage through the issuance of VMTP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VMTP Shares and TOBs. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VMTP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
BLE	VMTP Shares	4.69%
BYM	VMTP Shares	4.69%
BFK	VMTP Shares	4.69%
MUE	VMTP Shares	4.69%
Acquiring Fund (MHD)	VMTP Shares	4.69%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2025, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of MUE into the

Acquiring Fund had taken place as of July 31, 2025, and (iii) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of July 31, 2025.

Ratios	BLE	BYM	BFK	MUE	Acquiring Fund (MHD)	Pro forma Combined Fund (MUE into MHD)	Pro forma Combined Fund (BLE, BYM, BFK and MUE into MHD)
Asset Coverage Ratio	394.8%	402.2%	395.8%	390.3%	394.9%	395.6%	393.7%
Regulatory Leverage Ratio(1)	25.3%	24.9%	25.3%	25.6%	25.3%	25.3%	25.4%
Effective Leverage Ratio(2)	41.1%	40.7%	41.1%	41.1%	41.0%	49.4%	41.0%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q: How will the Reorganizations be effected?

A:  Assuming a Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, the Acquiring Fund will acquire substantially all of a Target Fund’s assets and assume substantially all of such Target Fund’s liabilities in exchange solely for such Target Fund’s receipt of newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash will be distributed in lieu of fractional common shares). A Target Fund will then terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter/declaration of trust and applicable state law.

Shareholders of BLE, BYM, BFK and MUE will become shareholders of the Acquiring Fund. Common shareholders of BLE, BYM, BFK and MUE will receive newly issued common shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of BLE, BYM, BFK and MUE such shareholders held immediately prior to the Closing Date (although common shareholders of BLE, BYM, BFK and MUE may receive cash for fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BLE, BYM, BFK and MUE common shares will not be diluted as a result of the Reorganizations. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

On the Closing Date of the Reorganizations, BLE, BYM, BFK and MUE each will receive newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus an amount equal to any accumulated and unpaid dividends that have accrued on the BLE, BYM, BFK and MUE VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date) in such number equivalent to the respective number of VMTP Shares of Target, in exchange for all of the assets of each BLE, BYM, BFK or MUE, respectively, and such newly issued Acquiring Fund VMTP Shares received by each of BLE, BYM, BFK or MUE will be distributed to the respective VMTP Holders of each of BLE, BYM, BFK, or MUE, as applicable, in such VMTP Holders pro rata amount, immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is July 2, 2026, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding BLE, BYM, BFK and MUE VMTP Shares, including the same term redemption date.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and VMTP Shares outstanding after the Reorganizations.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganizations?

A:  Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of BLE, BYM, BFK and MUE will recognize no gain or loss for U.S. federal income tax purposes upon the receipt of Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BLE, BYM, BFK and MUE will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:  You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with the Reorganizations, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense as discussed more fully in the Proxy Statement.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BLE, BYM, BFK, MUE and the Acquiring Fund are estimated to be approximately $464,000, $353,000, $371,000, $255,000 and $239,000, respectively, of which the Investment Advisor will bear approximately $118,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders are not expected to bear any costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

Q: What shareholder approvals are required to complete the Reorganizations?

A:	The BLE Reorganization is contingent upon the following approvals:

1.

The approval of the BLE Reorganization Agreement and the transactions contemplated therein, including the termination of BLE’s registration under the 1940 Act and the dissolution of BLE under Delaware law, by BLE’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the BLE Reorganization Agreement and the transactions contemplated therein, including the termination of BLE’s registration under the 1940 Act and the dissolution of BLE under Delaware law, by BLE’s VMTP Holders voting as a separate class;

3.

The approval of the BLE Reorganization Agreement and the transactions contemplated therein, including amendments to MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by Acquiring Fund VMTP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BLE Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class.

The BYM Reorganization is contingent upon the following approvals:

1.

The approval of the BYM Reorganization Agreement and the transactions contemplated therein, including the termination of BYM’s registration under the 1940 Act and the dissolution of BYM under Delaware law, by BYM’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the BYM Reorganization Agreement and the transactions contemplated therein, including the termination of BYM’s registration under the 1940 Act and the dissolution of BYM under Delaware law, by BYM’s VMTP Holders voting as a separate class;

3.

The approval of the BYM Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by Acquiring Fund VMTP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BYM Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class.

The BFK Reorganization is contingent upon the following approvals:

1.

The approval of the BFK Reorganization Agreement and the transactions contemplated therein, including the termination of BFK’s registration under the 1940 Act and the dissolution of BFK under Delaware law, by BFK’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the BFK Reorganization Agreement and the transactions contemplated therein, including the termination of BFK’s registration under the 1940 Act and the dissolution of BFK under Delaware law, by BFK’s VMTP Holders voting as a separate class;

3.

The approval of the BFK Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by Acquiring Fund VMTP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BFK Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class.

The MUE Reorganization is contingent upon the following approvals:

1.

The approval of the MUE Reorganization Agreement and the transactions contemplated therein, including the termination of MUE’s registration under the 1940 Act and the dissolution of MUE under Maryland law, by MUE’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the MUE Reorganization Agreement and the transactions contemplated therein, including the termination of MUE’s registration under the 1940 Act and the dissolution of MUE under Maryland law, by MUE’s VMTP Holders voting as a separate class;

3.

The approval of the MUE Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by Acquiring Fund VMTP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MUE Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for a Reorganization are not obtained or a Reorganization is not otherwise consummated, the Board of the Fund for which such Reorganization(s) were not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a standalone Delaware statuory trust or Maryland corporation, as applicable, registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of each Reorganization is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, or that only one of BLE, BYM, BFK and MUE will be reorganized into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLE, BYM, BFK, MUE or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganizations; there is no guarantee that such preferred shareholder(s) will approve the Reorganizations, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:

The rules of the New York Stock Exchange (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve each Issuance with respect to a Reorganization. If the Issuance with respect to a Reorganization is not approved, then the corresponding Reorganization will not occur.

We are also seeking the approval of each Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by the Acquiring Fund VMTP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VMTP Shares. If Acquiring Fund VMTP Holders do not approve a Reorganization Agreement as a separate class, then the corresponding Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on October 15, 2025 at 1:30 p.m. (Eastern Time). The Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

●	Provide for shareholders to begin logging into the Special Meeting at 1:00 p.m. (Eastern Time) on October 15, 2025, thirty minutes in advance of the Special Meeting.

●

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

●	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

Q:	How do I vote my proxy?

A:

Shareholders of record of each Fund as of the close of business on August 18, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MNJNZF5 by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q: Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at 833-880-8840.

Q:	Will anyone contact me?

A:  You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganizations is set forth in the accompanying Proxy Statement

Please read it carefully.

BLACKROCK MUNICIPAL INCOME TRUST II

BLACKROCK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK MUNICIPAL INCOME TRUST

BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC.

BLACKROCK MUNIHOLDINGS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2025

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Municipal Income Trust II (NYSE Ticker: BLE) (“BLE”), BlackRock Municipal Income Quality Trust (NYSE Ticker: BYM) (“BYM”), BlackRock Municipal Income Trust (NYSE Ticker: BFK) (“BFK”), BlackRock MuniHoldings Quality Fund II, Inc. (NYSE Ticker: MUE) (“MUE”) and BlackRock MuniHoldings Fund, Inc. (NYSE Ticker: MHD) (“MHD” or the “Acquiring Fund” and collectively with BLE, BYM, BFK and MUE, the “Funds,” and each, a “Fund”), will be held on October 15, 2025 at 1:30 p.m. (Eastern Time) for the following purposes:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLE:

Proposal 1(A): The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BLE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BLE’s assets and the assumption by the Acquiring Fund of substantially all of BLE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BLE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BLE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BLE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BLE Reorganization”).

Proposal 1(B): The VMTP Holders of BLE are being asked to vote as a separate class on a proposal to approve the BLE Reorganization Agreement and the BLE Reorganization.

For Shareholders of BYM:

Proposal 1(C): The common shareholders and VMTP Holders of BYM are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BYM’s assets and the assumption by the Acquiring Fund of substantially all of BYM’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BYM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BYM of its registration under the 1940 Act, and the liquidation, dissolution and termination of BYM in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “BYM Reorganization”).

Proposal 1(D): The VMTP Holders of BYM are being asked to vote as a separate class on a proposal to approve the BYM Reorganization Agreement and the BYM Reorganization.

For Shareholders of BFK:

Proposal 1(E): The common shareholders and VMTP Holders of BFK are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFK’s assets and the assumption by the Acquiring Fund of substantially all of BFK’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BFK, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BFK of its registration under the 1940 Act, and the liquidation, dissolution and termination of BFK in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “BFK Reorganization”).

Proposal 1(F): The VMTP Holders of BFK are being asked to vote as a separate class on a proposal to approve the BFK Reorganization Agreement and the BFK Reorganization.

For Shareholders of MUE:

Proposal 1(G): The common shareholders and VMTP Holders of MUE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement” and collectively with the BLE Reorganization Agreement, the BYM Reorganization Agreement and the BFK Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MUE’s assets and the assumption by the Acquiring Fund of substantially all of MUE’s liabilities in exchange solely for MUE’s receipt of newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders and VMTP Holders (although cash may be distributed in lieu of fractional common shares), respectively, of MUE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders and the VMTP Holders (although cash may be distributed in lieu of fractional common shares) in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MUE of its registration under the 1940 Act, and the dissolution of MUE in accordance with its charter and Maryland law (the “MUE Reorganization” and collectively with the BLE Reorganization, the BYM Reorganization and the BFK Reorganization, the “Reorganizations”).

Proposal 1(H): The VMTP Holders of MUE are being asked to vote as a separate class on a proposal to approve the MUE Reorganization Agreement and the MUE Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(I): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLE Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MHD Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(J): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BYM Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(K): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BFK Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(L): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MUE Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLE Reorganization Agreement (the “BLE Issuance”).

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BYM Reorganization Agreement (the “BYM Issuance”).

Proposal 2(C): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BFK Reorganization Agreement (the “BFK Issuance”).

Proposal 2(D): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MUE Reorganization Agreement (the “MUE Issuance” and collectively with the BLE Issuance, the BYM Issuance and the BFK Issuance, the “Issuances”).

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Shareholders of record of each Fund as of the close of business on August 18, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), Proposal 1(E), Proposal 1(G), Proposal 2(A), Proposal 2(B), Proposal 2(C) and Proposal 2(D) through the joint proxy statement/prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MNJNZF5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or directors of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF DIRECTORS OR THE BOARD OF TRUSTEES, AS APPLICABLE, (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPLICABLE REORGANIZATION AGREEMENT AND FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND, AS APPLICABLE, IN EACH CASE, AS DESCRIBED IN THE PROXY STATEMENT FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

September 8, 2025

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

meetnow.global/MNJNZF5

PROXY STATEMENT

Dated September 8, 2025

BLACKROCK MUNICIPAL INCOME TRUST II

BLACKROCK MUNICIPAL INCOME QUALITY TRUST

BLACKROCK MUNICIPAL INCOME TRUST

BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC.

BLACKROCK MUNIHOLDINGS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement is furnished to you as a holder of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock Municipal Income Trust II (“BLE”), BlackRock Municipal Income Quality Trust (“BYM”). BlackRock Municipal Income Trust (“BFK”), BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”) and BlackRock MuniHoldings Fund, Inc. (“MHD” or the “Acquiring Fund” and collectively with BLE, BYM, BFK and MUE, the “Funds,” and each, a “Fund”), in connection with the solicitation of proxies by each Fund’s Board of Directors/Trustees (the “Board,” the members of which are referred to as “Board Members”). Each of BLE, BYM, BFK and MUE may be referred to herein individually as a “Target Fund” or collectively as the “Target Funds.” The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on October 15, 2025 at 1:30 p.m. (Eastern Time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your preferred shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is September 12, 2025.

The purposes of the Special Meeting are:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLE:

Proposal 1(A): The common shareholders and VMTP Holders of BLE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BLE’s assets and the assumption by the Acquiring Fund of substantially all of BLE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BLE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BLE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BLE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BLE Reorganization”).

Proposal 1(B): The VMTP Holders of BLE are being asked to vote as a separate class on a proposal to approve the BLE Reorganization Agreement and the BLE Reorganization.

i

For Shareholders of BYM:

Proposal 1(C): The common shareholders and VMTP Holders of BYM are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BYM’s assets and the assumption by the Acquiring Fund of substantially all of BYM’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BYM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BYM of its registration under the 1940 Act, and the liquidation, dissolution and termination of BYM in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “BYM Reorganization”).

Proposal 1(D): The VMTP Holders of BYM are being asked to vote as a separate class on a proposal to approve the BYM Reorganization Agreement and the BYM Reorganization.

For Shareholders of BFK:

Proposal 1(E): The common shareholders and VMTP Holders of BFK are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFK’s assets and the assumption by the Acquiring Fund of substantially all of BFK’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BFK, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BFK of its registration under the 1940 Act, and the liquidation, dissolution and termination of BFK in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “BFK Reorganization”).

Proposal 1(F): The VMTP Holders of BFK are being asked to vote as a separate class on a proposal to approve the BFK Reorganization Agreement and the BFK Reorganization.

For Shareholders of MUE:

Proposal 1(G): The common shareholders and VMTP Holders of MUE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement” and collectively with the BLE Reorganization Agreement, the BYM Reorganization Agreement and the BFK Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MUE’s assets and the assumption by the Acquiring Fund of substantially all of MUE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MUE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MUE of its registration under the 1940 Act, and the liquidation, dissolution and termination of MUE in accordance with its Articles of Incorporation and Maryland law (the “MUE Reorganization” and collectively with the BLE Reorganization, the BYM Reorganization and the BFK Reorganization, the “Reorganizations”).

Proposal 1(H): The VMTP Holders of MUE are being asked to vote as a separate class on a proposal to approve the MUE Reorganization Agreement and the MUE Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(I): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLE Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MHD Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(J): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BYM Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(K): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BFK Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(L): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MUE Reorganization Agreement and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLE Reorganization Agreement (the “BLE Issuance”).

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BYM Reorganization Agreement (the “BYM Issuance””).

Proposal 2(C): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BFK Reorganization Agreement (the “BFK Issuance”).

Proposal 2(D): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MUE Reorganization Agreement (the “MUE Issuance” and collectively with the BLE Issuance, the BYM Issuance and the BFK Issuance, the “Issuances”).

It is expected that the effective dates (collectively, the “Closing Date”) of the Reorganizations, if approved by the requisite shareholders, will be sometime during the fourth quarter of 2025, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The Board of each Fund has determined that including these proposals applicable to preferred shareholders of the Funds in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials will commence on or about September 12, 2025.

Shareholders of record of each Fund as of the close of business on August 18, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VMTP Share (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VMTP Shares and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Voting Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of preferred shareholders through a separate joint proxy statement/prospectus and not through this Proxy Statement.

BLE, BYM and BFK are each formed as a Delaware statutory trust. MUE and the Acquiring Fund are each formed as a Maryland corporation. Each of BLE, BYM, BFK, MUE and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining five funds that have similar investment objectives and similar investment strategies, policies and restrictions.

Assuming each of the Reorganizations receives the necessary approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLE, BYM, BFK and MUE in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to BLE, BYM, BFK and MUE shareholders (although cash may be distributed in lieu of fractional common shares) and each of BLE, BYM, BFK and MUE will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter/declaration of trust and applicable state law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MNJNZF5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

●	Provide for shareholders to begin logging into the Special Meeting at 1:00 p.m. (Eastern Time) on October 15, thirty minutes in advance of the Special Meeting.

●

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Meeting matters will be answered during the Special Meeting, subject to time constraints.

●	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 833-880-8840.

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the Securities and Exchange Commission (the “SEC”) can be

v

downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock Municipal Income Trust II are listed on the NYSE under the ticker symbol “BLE”, the common shares of BlackRock Municipal Income Quality Trust are listed on the NYSE under the ticker symbol “BYM”, the common shares of BlackRock Municipal Income Trust are listed on the NYSE under the ticker symbol “BFK”, the common shares of BlackRock MuniHoldings Quality Fund II, Inc. are listed on the NYSE under the ticker symbol “MUE” and the common shares of BlackRock MuniHoldings Fund, Inc. are listed on the NYSE under the ticker symbol “MHD” and will continue to be so listed after the completion of the Reorganizations. The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws. Accordingly, the VMTP Shares that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Reorganizations

Assuming all of the Reorganizations receive the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLE, BYM, BFK and MUE in exchange solely for each Target Fund’s receipt of newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to BLE, BYM, BFK and MUE shareholders (although cash may be distributed in lieu of fractional common shares) and each of BLE, BYM, BFK and MUE will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter/declaration of trust and applicable state law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

On the Closing Date of the Reorganizations, each VMTP Shareholder of BLE, BYM, BFK and MUE will, without any action on the part of the holder thereof, receive newly issued VMTP Shares of the Acquiring Fund in an amount equal to the outstanding VMTP Share of such holder with respect to each respective Target Fund. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially similar to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is July 2, 2026, unless extended.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding BLE, BYM, BFK and MUE VMTP Shares, including the same term redemption date.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization prior to the Closing Date of the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, it is expected that the Closing Date of the Reorganizations will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

Each Reorganization is not contingent upon the approval of any other Reorganization. If the requisite shareholder approvals for a Reorganization are not obtained, or a Reorganization is not otherwise consummated, the Board of such Fund for which such Reorganization(s) was not consummated may take such actions as it deems in the best interests of such Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate such Fund as a standalone Delaware Statutory Trust or Maryland corporation, as applicable, registered under the 1940 Act as a closed-end management investment company advised by BlackRock Advisors, LLC (the

“Investment Advisor”). The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

Background and Reasons for the Reorganizations

The proposed Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining five funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser.

The proposed Reorganizations are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses (excluding leverage expense) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV for common shareholders of each Target Fund other than BFK; (iii) improved secondary market trading of the common shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganizations” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent that any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

Net and Managed Assets

As of July 31, 2025, BLE had approximately $513 million in net assets and approximately $869 million in managed assets, BYM had approximately $295 million in net assets and approximately $496 million in managed assets, BFK had approximately $456 million in net assets and approximately $772 million in managed assets, MUE had approximately $226 million in net assets and approximately $384 million in managed assets and the Acquiring Fund had approximately $631 million in net assets and approximately $1,067 million in managed assets.

Preferred Shares

As July 31, 2025, BLE had 1,741 Series W-7 VMTP Shares outstanding, BYM had 976 Series W-7 VMTP Shares outstanding, BFK had 1,541 Series W-7 VMTP Shares outstanding, MUE had 780 Series W-7 VMTP Shares outstanding and the Acquiring Fund had 2,140 Series W-7 VMTP Shares outstanding.

For the twelve-month period ended January 31, 2025, the annualized dividend rates for the VMTP Shares of BLE, BYM, BFK, MUE and the Acquiring Fund were 4.69%, 4.69%, 4.69%, 4.69% and 4.69%, respectively.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VMTP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganization or contingent on shareholder approval of the Reorganization. The timing and amount of any redemption of a Fund’s currently outstanding VMTP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

In connection with the Reorganizations, the Acquiring Fund expects to issue 1,741 additional VMTP Shares to BLE (for distribution to BLE VMTP Holders), 976 additional VMTP Shares to BYM (for distribution to BYM VMTP Holders), 1,541 additional VMTP Shares to BFK (for distribution to BFK VMTP Holders) and 780 additional VMTP Shares to MUE (for distribution to VMTP Holders). Following the completion of the Reorganizations, the Combined Fund is expected to have 7,178 VMTP Shares outstanding.

Assuming all of the Reorganizations are approved by the requisite shareholders, upon the Closing Date of the Reorganizations, BLE, BYM, BFK and MUE each will receive newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus an amount equivalent to any accumulated and unpaid dividends that have accrued on the BLE, BYM, BFK or MUE VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in an amount equal to the number of issued and outstanding BLE, BYM, BFK and MUE VMTP Shares, respectively, and such newly issued Acquiring Fund VMTP Shares will then be distributed to the BLE, BYM, BFK or MUE VMTP Holders immediately prior to the Closing Date, in amounts equal to the number of BLE, BYM, BFK or MUE VMTP Shares held by such holder. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is July 2, 2026, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding BLE, BYM, BFK and MUE VMTP Shares, including the same term redemption date.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VMTP Holders, as applicable, of the Funds. See “Summary—Expenses of the Reorganizations” for additional information.

Following the Reorganizations, the VMTP Holders of each Fund will be VMTP Holders of the larger Combined Fund that will have a larger asset base and more VMTP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VMTP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Expenses of the Reorganizations

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BLE, BYM, BFK, MUE and the Acquiring Fund are estimated to be approximately $464,000, $353,000, $371,000, $255,000 and $239,000, respectively, of which the Investment Advisor will bear approximately $118,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Appraisal Rights

Under Delaware law, shareholders are not entitled to preference, preemptive, appraisal, conversion or exchange rights. Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a reorganization except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of the Acquiring Fund or MUE, on the Record Date. No exception exists for the VMTP Shares and therefore the VMTP Holders of the Acquiring Fund and MUE are entitled to demand the fair value of their VMTP Shares from the Acquiring Fund.

U.S. Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of BLE, BYM, BFK and MUE will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BLE, BYM, BFK and MUE will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income (“UNII”) declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History

BLE, BYM and BFK are each formed as a Delaware statutory trust and MUE and the Acquiring Fund are each incorporated as a Maryland corporation. Each of BLE, BYM, BFK, MUE and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal place of business is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each Fund has a July 31 fiscal year end.

The Acquiring Fund common shares are listed on the NYSE as “MHD.”

BLE common shares are listed on the NYSE as “BLE.”

BYM common shares are listed on the NYSE as “BYM.”

BFK common shares are listed on the NYSE as “BFK.”

MUE common shares are listed on the NYSE as “MUE.”

Each Fund has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies

The investment objective, principal investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of BLE, BYM, BFK and MUE, although there are some differences.

Investment Objective:

BLE’s investment objective is to provide current income exempt from regular federal income taxes

BYM’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax.

BFK’s investment objective is to provide current income exempt from federal income taxes.

MUE’s investment objective is to provide stockholders with current income exempt from federal income taxes.

The Acquiring Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes.

The investment objective of each of the Funds is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

Municipal Bonds:

For BLE, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“BLE Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the alternative minimum tax). The Fund may invest directly in securities or synthetically through the use of derivatives.

BYM’s investment policies provide that, under normal circumstances, BYM as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“BYM Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. BYM’s investment policies provide that BYM will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. BYM may invest directly in securities or synthetically through the use of derivatives.

For BFK, as a matter of fundamental policy, under normal market conditions, BFK will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax) (“BFK Municipal Bonds”). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of BFK’s accrued liabilities (other than money borrowed for investment purposes). BFK may invest directly in securities or synthetically through the use of derivatives.

MUE’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). MUE’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (the “MUE Municipal Bonds”). MUE may invest directly in securities or synthetically through the use of derivatives. MUE’s investment policies provide that, under normal market conditions, MUE invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.

The Acquiring Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“MHD Municipal Bonds,” and collectively with BLE Municipal Bonds, BYM Municipal Bonds, BFK Municipal Bonds and MUE Municipal

Bonds, “Municipal Bonds”). The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives.

Please see below a comparison of the approximate amount invested in Municipal Bonds as a percentage of total assets for (i) each Fund as of July 31, 2025, (ii) the Combined Fund, assuming only the Reorganization of MUE into the Acquiring Fund had taken place as of July 31, 2025 and (iii) the Combined Fund, assuming all of the Reorganizations were consummated as of July 31, 2025.

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)	Pro forma Combined Fund (MUE into MHD)	Pro forma Combined Fund (BLE, BYM, BFK and MUE into MHD)
100%	99%	99%	98%	98%	98%	99%

Investment Grade and Non-Investment Grade Securities:

Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

For BLE, under normal market conditions, under normal market conditions, the Trust will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.

BYM invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies.

BFK’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality Municipal Bonds. The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.

MUE’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). MUE may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Acquiring Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor (as defined below) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Fund may invest. The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Advisor to possess similar credit characteristics.

Bond Maturity:

For each of BLE, BYM and BFK, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. Each Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

For MUE, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

For the Acquiring Fund, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.

Leverage:

Each Fund utilizes leverage through the issuance of VMTP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VMTP Shares and TOBs. As noted above. the Board of the Acquiring Fund has authorized the redemption of up to

67% of the Fund’s currently outstanding VMTP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
BLE	VMTP Shares	4.69%
BYM	VMTP Shares	4.69%
BFK	VMTP Shares	4.69%
MUE	VMTP Shares	4.69%
Acquiring Fund (MHD)	VMTP Shares	4.69%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2025, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of MUE into the Acquiring Fund had taken place as of July 31, 2025, and (iii) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of July 31, 2025.

Ratios	BLE	BYM	BFK	MUE	Acquiring Fund (MHD)	Pro forma Combined Fund (MUE into MHD)	Pro forma Combined Fund (BLE, BYM BFK, MUE into MHD)
Asset Coverage Ratio	401.6%	407.7%	400.6%	397.0%	401.5%	400.3%	401.7%

Regulatory Leverage Ratio(1)	24.9%	24.5%	25.0%	25.2%	24.9%	25.0%	24.9%

Effective Leverage Ratio(2)	40.0%	39.8%	40.5%	40.6%	39.9%	40.1%	48.2%

(1)   Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)   Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team

The Funds are managed by a team of investment professionals comprised of Christian Romaglino, CFA, Walter O’Connor, CFA, Michael Kalinoski, CFA, Kevin Maloney, CFA, Kristi Manidis and Phillip Soccio, CFA. Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds

Accounting Agent	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Redemption and Paying Agent to VMTP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

PROPOSAL 1 – THE REORGANIZATIONS OF THE FUNDS

The Reorganizations seek to combine five funds that have the same investment adviser, the same Board Members, and similar investment objectives and similar investment strategies, policies and restrictions

Description of the Reorganizations

Each Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the applicable Target Fund and assumption of substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.10 per share, and newly issued Acquiring Fund VMTP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus an amount equal to any accumulated and unpaid dividends that have accrued on the Target Fund VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. See “Terms of the Reorganization Agreements—Book Entry Interests.” Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of BLE, BYM, BFK and MUE will represent the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional common shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole common shares) due such common shareholder. No fractional Acquiring Fund common shares will be issued (except for common shares held in a Plan Account). In the event there are fractional common shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional BLE, BYM, BFK or MUE common shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon being issued book-entry interests for the Acquiring Fund common shares. See “—Terms of the Reorganization Agreements—Book-Entry Interests” for a description of the procedures to be followed by BLE, BYM, BFK and MUE common shareholders to obtain their Acquiring Fund common shares (and cash in lieu of fractional common shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for BLE, BYM, BFK and MUE VMTP Holders would represent the number of Acquiring Fund VMTP Shares issued on a one-for-one basis for each such VMTP Holder’s holdings of BLE, BYM, BFK or MUE VMTP Shares.

As a result of the Reorganizations, each common shareholder of BLE, BYM, BFK and MUE will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLE, BYM, BFK and MUE common shares, respectively, immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BLE, BYM, BFK and MUE common shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VMTP Shares of such Fund. The market value per share of the common shares of the Combined Fund may be less than the market value per share of the common shares of each respective Fund prior to the Reorganizations.

Assuming all of the Reorganizations are approved by the requisite shareholders, upon the Closing Date of the Reorganizations, each Target Fund will receive newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus an amount equal to any accumulated and unpaid dividends that have accrued on the VMTP Shares of the applicable Target Fund up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in an amount equal to the number of issued and outstanding Target Fund VMTP Shares, and then each Target Fund will distribute such newly issued Acquiring Fund VMTP Shares, pro rata, to such Target Fund VMTP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is July 2, 2026, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding BLE, BYM, BFK and MUE VMTP Shares, including the same term redemption date. Since the Acquiring Fund VMTP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VMTP Shares of BLE, BYM, BFK and MUE, the interests of BLE, BYM, BFK and MUE VMTP Holders will not be diluted as a result of the Reorganizations. As a result of the Reorganizations, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did in BLE, BYM, BFK, MUE and the Acquiring Fund. No sales charge or fee of any kind will be charged to shareholders of BLE, BYM, BFK and MUE in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, each of BLE, BYM, BFK and MUE will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law or Articles of Incorporation and Maryland law, as applicable. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of each Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

The Board’s Recommendation

The Board of BLE recommends that the VMTP Holders of BLE vote “FOR” the proposed BLE Reorganization Agreement at the Special Meeting.

The Board of BYM recommends that the VMTP Holders of BYM vote “FOR” the proposed BYM Reorganization Agreement at the Special Meeting.

The Board of BFK recommends that the VMTP Holders of BFK vote “FOR” the proposed BFK Reorganization Agreement at the Special Meeting.

The Board of MUE recommends that the VMTP Holders of MUE vote “FOR” the proposed MUE Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that VMTP Holders of the Acquiring Fund vote “FOR” the proposed BLE Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that VMTP Holders of the Acquiring Fund vote “FOR” the proposed BYM Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that VMTP Holders of the Acquiring Fund vote “FOR” the proposed BFK Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that VMTP Holders of the Acquiring Fund vote “FOR” the proposed MUE Issuance at the Special Meeting.

Shareholder approval of the BLE Reorganization Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the outstanding BLE common shares and BLE VMTP Shares voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of the holders of a 1940 Act Majority of BLE VMTP Shares voting as a separate class, and (iii) with respect to Proposal 1(I), the affirmative vote of the holders of a majority of the outstanding Acquiring Fund VMTP Shares voting as a separate class.

Shareholder approval of the BYM Reorganization Agreement requires (i) with respect to Proposal 1(C), the affirmative vote of the holders of a 1940 Act Majority of the outstanding BYM common shares and BYM VMTP Shares voting as a single class, (ii) with respect to Proposal 1(D), the affirmative vote of the holders of a 1940 Act Majority of BYM VMTP Shares voting as a separate class, and (iii) with respect to Proposal 1(J), the affirmative vote of the holders of a majority of the outstanding Acquiring Fund VMTP Shares voting as a separate class.

Shareholder approval of the BFK Reorganization Agreement requires (i) with respect to Proposal 1(E), the affirmative vote of the holders of a 1940 Act Majority of the outstanding BFK common shares and BFK VMTP Shares voting as a single class, (ii) with respect to Proposal 1(F), the affirmative vote of the holders of a 1940 Act Majority of BFK VMTP Shares voting as a separate class, and (iii) with respect to Proposal 1(K), the affirmative vote of the holders of a majority of the outstanding Acquiring Fund VMTP Shares voting as a separate class.

Shareholder approval of the MUE Reorganization Agreement requires (i) with respect to Proposal 1(G), the affirmative vote of the holders of the MUE common shares and MUE VMTP Shares voting as a single class of a majority of the outstanding shares of capital stock, (ii) with respect to Proposal 1(H), the affirmative vote of the holders of a 1940 Act Majority of MUE VMTP Shares voting as a separate class, and (iii) with respect to Proposal 1(L), the affirmative vote of the holders of a majority of the outstanding Acquiring Fund VMTP Shares voting as a separate class.

Each Issuance contemplated by Proposal 2(A), Proposal 2(B), Proposal 2(C) and Proposal 2(D) requires the majority of votes entitled to be cast present at the Special Meeting or represented by proxy of the Acquiring Fund common shares and Acquiring Fund VMTP Shares voting as a single class.

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for each Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization, as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of each Reorganization with respect to BLE, BYM, BFK or MUE is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions for such Reorganization, it is possible that a Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in such Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions. Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLE, BYM, BFK, MUE or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization prior to the Closing Date of the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, it is expected that the Closing Date of the Reorganizations will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATIONS

The Board of each Fund, including the Independent Board Members, considered the Reorganizations at meetings held on January 15, 2025, January 20, 2025, May 8, 2025 and/or June 6, 2025. Each Board, including the Independent Board Members, has unanimously approved the applicable Reorganization(s) and the applicable Reorganization Agreement(s) (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganizations are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common shareholders and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations.

Each Board’s determination to approve the Reorganizations was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent that any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced. If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganizations, as well as alternatives to the Reorganizations. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganizations over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

●	potential for improved economies of scale and a lower Total Expense Ratio (excluding leverage expenses) with respect to each Fund;

●	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

●	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV of common shares;

●	the potential effects of the Reorganizations on each Fund’s preferred shares;

●	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

●	consistency of portfolio management and portfolio composition;

●

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

●	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

●

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

●

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

●	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

●

the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganizations, and the receipt of cash in lieu of fractional Shares);

●	the potential effects on the Funds’ capital loss carryforwards;

●	the potential effects on each Fund’s undistributed net investment income;

●	the expected costs of the Reorganizations;

●	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

●	the effect of the Reorganizations on shareholder rights;

●	alternatives to the Reorganizations for each Fund; and

●	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). In the Investment Advisor’s view, the most likely outcome is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio for the Combined Fund. If the only Reorganization discussed in this Proxy Statement that is completed is the Reorganization of MUE into the Acquiring Fund, the Combined Fund would be expected to have a higher Total Expense Ratio than if any other combination of Reorganizations were completed. For the twelve-month period ended January 31, 2025, any combination of Reorganizations would have resulted in a Total Expense Ratio (excluding leverage expenses and excluding extraordinary expenses) for the Combined Fund that is equal to or lower than the Total Expense Ratio (including leverage expenses and excluding extraordinary expenses) of each Target Fund. “Total Expenses” means a Fund’s total annual operating expenses. “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations is expected to be potentially higher than each BLE’s, BYM’s and MUE’s current net earnings yield on NAV and potentially lower than the Acquiring Fund’s and BFK’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Potential Effects of the Reorganizations on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at both a premium and a discount. As of July 31, 2025, the NAV per common share of BLE was $10.75 and the market price per common share of BLE was $9.82, representing a discount to NAV of (8.65)%, the NAV per common share of BYM was $11.39 and the market price per common share of BYM was $10.42, representing a discount to NAV of (8.52)%, the NAV per common share of BFK was $10.39 and the market price per common share of BFK was $9.57, representing a discount to NAV of (7.89)%, the NAV per common share of MUE was $10.33 and the market price per common share of MUE was $9.40, representing a discount to NAV of (9.00)%, and the NAV per common share of the Acquiring Fund was $12.10 and the market price per common share of the Acquiring Fund was $11.12, representing a discount to NAV of (8.10)%. The Boards of BLE, BYM, BFK and MUE noted that to the extent BLE’s, BYM’s, BFK’s and MUE’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, BLE’s, BYM’s, BFK’s and MUE’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of BLE, BYM, BFK and MUE also noted that to the extent the BLE’s, BYM’s, BFK’s or MUE’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, BLE’s, BYM’s, BFK’s and MUE’s common shareholders may be negatively impacted if its Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BLE, BYM, BFK and MUE will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations. Each Board noted that effective upon Closing, the Combined Fund will adopt a discount management program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Potential Effects of the Reorganizations on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of July 31, 2025, BLE had 1,741 Series W-7 VMTP Shares outstanding, BYM had 976 Series W-7 VMTP Shares outstanding, BFK had 1,541 Series W-7 VMTP Shares outstanding, MUE had 780 Series W-7 VMTP Shares outstanding and the Acquiring Fund had 2,140 Series W-7 VMTP Shares outstanding. In connection with the Reorganizations, the Acquiring Fund expects to issue 1,741 additional VMTP Shares to BLE (for distribution to BLE’s VMTP Holders), 976 additional VMTP Shares to BYM (for distribution to BYM’s VMTP Holders), 1,541 additional VMTP Shares to BFK (for distribution to BFK’s VMTP Holders), and 780 additional VMTP Shares to MUE (for distribution to MUE’s VMTP Holders). Following the completion of the Reorganizations, the Combined Fund is expected to have 7,178 VMTP Shares outstanding.

The Board noted that, assuming all of the Reorganizations are approved by the requisite shareholders, upon the Closing Date of the Reorganizations, BLE, BYM, BFK and MUE will each receive one newly issued Acquiring Fund VMTP Shares. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is July 2, 2026, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding BLE, BYM, BFK and MUE VMTP Shares, including the same term redemption date.

The Board noted that none of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VMTP Holders, as applicable, of the Funds.

Following the Reorganizations, the VMTP or VMTP Holders of each Fund will be VMTP Holders of the larger Combined Fund that will have a larger asset base and more VMTP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VMTP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and the same (in the case of the Acquiring Fund), or similar (in the case of BLE, BYM, BFK and MUE) investment objective and the same (in the case of the Acquiring Fund) or similar (in the case of BLE, BYM, BFK and MUE) investment strategies, policies and restrictions. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and a common portfolio manager and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. Each Fund is managed by a team of investment professionals comprised of Christian Romaglino, CFA, Walter O’Connor, CFA, Michael Kalinoski, CFA, Kevin Maloney, CFA, Kristi Manidis and Phillip Soccio, CFA. Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the

Reorganizations will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganizations. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional common shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s UNII declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Fund will be subject to tax loss limitation rules by reason of each Fund’s undergoing an “ownership change” in the Reorganizations. Each Board also noted that the Combined Fund’s capital loss carryforward loss as a percent of net assets is expected to be higher than BLE’s, BYM’s, MUE’s and the Acquiring Fund’s capital loss carryforward loss as a percent of net assets, and lower than BFK’s capital loss carryforward loss as a percent of net assets. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLE, BYM and BFK shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganizations. Each Board considered the terms and conditions of the applicable Fund’s Reorganization Agreement(s), including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganizations may be recovered over time. Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BLE, BYM, BFK, MUE and the Acquiring Fund are estimated to be approximately $464,000, $353,000, $371,000, $255,000 and $239,000, respectively, of which the Investment Advisor will bear approximately $118,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that a Target Fund’s common shareholders will receive in the applicable Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BLE’s, BYM’s, BFK’s and MUE’s common shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund common shares will generally not be issued to BLE, BYM, BFK and MUE common shareholders in connection with the Reorganizations, and BLE, BYM, BFK and MUE common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of BLE, BYM, BFK and MUE VMTP Shares will receive the same number of Acquiring Fund VMTP Shares as the BLE, BYM, BFK and MUE VMTP Shares held by such VMTP Holders immediately prior to the Closing Date.

Effect on Shareholder Rights. Each Board noted that BLE, BYM, BFK are each organized as a Delaware statutory trust and each of MUE and the Acquiring Fund is organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is July 2, 2026, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

Alternatives to the Reorganizations. In reaching its decision to approve the Reorganizations, the Board considered alternatives to the Reorganizations, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of BLE, BYM and BFK as separate funds in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund represents a five basis point decrease in the annual contractual investment management fee rate BFK and the same contractual investment management fee rate of each of BLE, BYM, MUE and the Acquiring Fund.

Conclusion. Each Board, including the Independent Board Members, unanimously approved each Reorganization, each Reorganization Agreement and each Issuance, as applicable, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent that any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A to this Proxy Statement.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the BLE, BYM, BFK and MUE VMTP Shares up to and including the day immediately preceding the Closing Date. BLE, BYM and BFK VMTP Holders will receive on a one-for-one basis one newly issued VMTP Shares of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLE, BYM, BFK or MUE VMTP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each BLE, BYM, BFK and MUE VMTP Share held by the BLE, BYM, BFK or MUE VMTP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued.

The first dividend period for the Acquiring Fund VMTP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VMTP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the applicable Target Fund and the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Postponement; Termination

Under a Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to BLE, BYM, BFK and MUE VMTP Holders book-entry interests for the Acquiring Fund VMTP Shares registered in the name of such BLE, BYM, BFK and MUE BFK VMTP Holders on a one-for-one basis for each holder’s holdings of BLE, BYM, BFK and MUE VMTP Shares. Each Fund’s VMTP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to BLE, BYM, BFK and MUE common shareholders book-entry interests and cash in lieu of fractional common shares, if applicable, for the Acquiring Fund common shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of BLE, BYM, BFK and MUE common shares, respectively.

Expenses of the Reorganizations

Each Fund will bear expenses incurred in connection with its Reorganization(s). The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the joint proxy statement/prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VMTP Shares, legal fees incurred in connection with amending the transaction documents for the VMTP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganizations.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BLE, BYM, BFK, MUE and the Acquiring Fund are estimated to be approximately $464,000, $353,000, $371,000, $255,000 and $239,000, respectively, of which the Investment Advisor will bear approximately $118,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Under Delaware law, shareholders are not entitled to preference, preemptive, appraisal, conversion or exchange rights. Under Maryland law, a shareholder does not have any preemptive rights to subscribe to any additional issue of stock unless expressly provided for in the corporation’s charter (which the charter of the Acquiring Fund, a Maryland corporation, does not provide). Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a reorganization except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of MUE, on the Record Date. No exception exists for the VMTP Shares and therefore the VMTP Holders of MUE are entitled to demand the fair value of their VMTP Shares from the Acquiring Fund.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the U.S. federal income tax consequences of the Reorganizations to the U.S. holders of BLE, BYM, BFK or MUE common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of BLE, BYM, BFK or MUE as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganizations that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganizations will be consummated in accordance with each Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganizations can be summarized as follows:

●	No gain or loss will be recognized by a Fund by reason of the Reorganizations.

●

No gain or loss will be recognized by a shareholder of BLE, BYM, BFK and MUE who exchanges, as the case may be, all of its common shares solely for Acquiring Fund common shares or all of its BLE, BYM, BFK or MUE VMTP Shares solely for Acquiring Fund VMTP Shares pursuant to the Reorganizations (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

●

The aggregate tax basis of Acquiring Fund common shares received by a shareholder of BLE, BYM, BFK or MUE pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s BLE, BYM, BFK or MUE common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

●

The holding period of Acquiring Fund shares received by a shareholder of BLE, BYM, BFK and MUE pursuant to the Reorganizations will include the holding period of the shareholder’s common shares surrendered in exchange therefor.

●

A shareholder of BLE, BYM, BFK and MUE that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganizations will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A BLE, BYM, BFK or MUE shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and BLE, BYM, BFK or MUE shareholder’s tax basis in BLE, BYM, BFK or MUE common shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if BLE, BYM, BFK or MUE shareholder’s holding period for BLE, BYM, BFK or MUE common shares is more than one year as of the date the Reorganizations are consummated.

●

The Acquiring Fund’s tax basis in BLE’s, BYM’s, BFK’s and MUE’s assets received by the Acquiring Fund pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of

BLE, BYM, BFK and MUE immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by BLE, BYM, BFK or MUE.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of BLE, BYM, BFK and MUE were to be sold in connection with the Reorganizations, or if such assets were required to be marked to market as a result of the termination of BLE’s, BYM’s, BFK’s and MUE’s taxable year or as a result of the transfer of certain assets in the Reorganizations, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and BLE’s, BYM’s, BFK’s and MUE’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to BLE, BYM, BFK or MUE shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganizations, and such distributions will be taxable to BLE, BYM, BFK or MUE shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of BLE, BYM, BFK and MUE, which are expected to be subject to tax loss limitation rules because each Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because each Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of each Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Fund, with certain adjustments, immediately prior to the Reorganizations and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to BLE, BYM, BFK or MUE may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of BLE, BYM, BFK or MUE’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganizations. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of July 31, 2025, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)
$(103,151,415)	$(48,848,489)	$(106,918,764)	$(40,070,578)	$(134,421,377)

Due to the operation of these tax loss limitation rules, it is possible that shareholders of BLE, BYM, BFK or MUE or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short-term or as favorably taxed capital gain dividends if such capital gains are long-term. The actual financial effect of the loss limitation rules on a shareholder of BLE, BYM, BFK or MUE whose losses are subject to the loss limitation rules would depend on many variables, including BLE, BYM, BFK or MUE’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganizations, BLE, BYM, BFK or MUE would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganizations occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganizations were to occur, and the timing of a historic BLE, BYM, BFK or MUE shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganizations, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2 – ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganizations described under “Proposal 1: Reorganizations of the Funds,” the common shareholders and the VMTP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund common shares.

Please see “Information about the Common Shares of the Funds” for information about the Funds’ common shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets of the applicable Target Fund and assume substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.10 per share, and newly issued Acquiring Fund VMTP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. Each Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

The Acquiring Fund will continue to operate after the Reorganizations as a registered diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganizations, however, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganizations.

If the Issuance with respect to a Fund’s Reorganization(s) is not approved, the Investment Advisor may, in connection with ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VMTP Holders vote “FOR” each Issuance at the Special Meeting.

Each Issuance contemplated by Proposal 2(A), Proposal 2(B), Proposal 2(C) and Proposal 2(D) requires the affirmative vote of the holders of a majority of the Acquiring Fund common shares and Acquiring Fund VMTP Shares entitled to be cast voting as a single class.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, is expected that the Closing Date of the Reorganizations will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

The majority of votes entitled to be cast present at the Special Meeting or represented by proxy of the Acquiring Fund common shares and Acquiring Fund VMTP Shares voting as a single class is required to approve each Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BLE’s, BYM’s and BFK’s respective Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, respectively, par value $0.001 per share and an unlimited number of shares of Series W-7 Variable Rate Muni-Term Preferred Shares or any other series of Variable Rate Muni-Term Preferred Shares, respectively, par value $0.001 per share. MUE’s charter authorizes the issuance of 199,989,730 shares of common stock, par value $0.10 per share (the “MUE Fund Common Shares”) and 2,100 shares of Auction Market Preferred Stock, Series A, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “MUE AMPS Series A Shares”), 2,100 Auction Market Preferred Stock, Series B par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “MUE AMPS Series B Shares”), 3,980 shares of Auction Market Preferred Stock, Series C par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “MUE AMPS Series C Shares”), 1,130 shares of Series W-7 (Retired) Variable Rate Muni-Term Preferred Shares par value $0.10 per share and liquidation preference of $100,000 per share (the “MUE Retired Preferred Shares”), 780 Series W-7 Variable Rate Muni-Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (the “MUE VMTP Shares”) . The Acquiring Fund’s charter authorizes the issuance of 199,989,382 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”), 2,200 shares of Auction Market Preferred Stock, Series A, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Acquiring Fund AMPS Series A Shares”), 2,200 Auction Market Preferred Stock, Series B par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Acquiring Fund AMPS Series B Shares”), 600 shares of Auction Market Preferred Stock, Series C par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Acquiring Fund AMPS Series C Shares”), 3,478 shares of Series W-7 (Retired) Variable Rate Muni-Term Preferred Shares par value $0.10 per share and liquidation preference of $100,000 per share (the “Acquiring Fund Retired Preferred Shares”), 2,140 Series W-7 Variable Rate Muni-Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VMTP Shares”). The Board of each Fund is authorized, however, to reclassify any unissued common shares to preferred shares without the approval of its common shareholders. Set forth below is information about each Fund’s issued and outstanding preferred shares as of July 31, 2025.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory/ Term Redemption Date
BLE	VMTP Shares	Unlimited	Series W-7 – 1,741	0	1,741	December 20, 2023	July 2, 2026
BYM	VMTP Shares	Unlimited	Series W-7 – 976	0	976	December 20, 2023	July 2, 2026
BFK	VMTP Shares	Unlimited	Series W-7 – 1,541	0	1,541	December 20, 2023	July 2, 2026
MUE	VMTP Shares	9,490	Series W-7 – 780	0	780	December 20, 2023	July 2, 2026
Acquiring Fund (MHD)	VMTP Shares	8,478	Series W-7 – 2,140	0	2,140	December 20, 2023	July 2, 2026

The outstanding preferred shares of each Fund are fully paid and non-assessable, except as provided by each Fund’s respective charter/declaration of trust, and have no preemptive or cumulative voting rights.

Below is a table that details, as of July 31, 2025, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the MUE Reorganization was consummated as of July 31, 2025 and (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of July 31, 2025.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
BLE	VMTP Shares	1,741	$100,000	$174,100,000	$869,004,361.61	33.92%
BYM	VMTP Shares	976	$100,000	$97,600,000	$496,076,084.02	33.09%
BFK	VMTP Shares	1,541	$100,000	$154,100,000	$772,486,707.89	33.81%
MUE	VMTP Shares	780	$100,000	$78,000,000	$383,953,849.03	34.45%
Acquiring Fund (MHD)	VMTP Shares	2,140	$100,000	$214,000,000	$1,067,306,331.66	33.91%
Pro forma Combined Fund (MUE into MHD)	VMTP Shares	2,920	$100,000	$292,000,000	$1,451,260,181	34.05%
Pro forma Combined Fund (BLE, BYM, BFK and MUE into MHD)	VMTP Shares	7,178	$100,000	$717,800,000	$3,588,827,334	33.83%

Each Fund has each issued VMTP Shares, par value $0.10 per share for each of MUE and the Acquiring Fund and $0.001 per share for each of BLE, BFK and BYM, and liquidation preference of $100,000 per share, with a mandatory redemption date of July 2, 2026, respectively. Please see “ — Description of the Reorganizations” for additional information.

The VMTP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Rate
BLE	4.69%
BYM	4.69%
BFK	4.69%
MUE	4.69%
Acquiring Fund (MHD)	4.69%

The Board of each Fund has authorized the redemption of up to 67% of each Fund’s currently outstanding VMTP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganizations or contingent on shareholder approval of each Reorganization. The timing and amount of any redemption of a Fund’s currently outstanding VMTP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

If the Reorganization Agreements are each approved by the requisite shareholders, prior to the Closing Date of the Reorganizations, it is expected that BLE, BYM, BFK and MUE will issue VMTP Shares with terms substantially identical to the terms of the Acquiring Fund VMTP Shares and use the proceeds from such issuance to redeem all of the outstanding VMTP Shares of BLE, BYM, BFK and MUE, respectively.

In connection with the Reorganizations, the Acquiring Fund expects to issue 1,741 additional VMTP Shares to BLE, 976 additional VMTP Shares to BYM, 1,541 additional VMTP Shares to BFK and 780 additional VMTP Shares to MUE VMTP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 7,178 VMTP Shares outstanding. Assuming all of the Reorganizations are approved by the requisite shareholders, upon the Closing Date of the Reorganizations, BLE, BYM, BFK and MUE will each receive newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus an amount equivalent to any accumulated and unpaid dividends that have accrued on the BLE, BYM, BFK or MUE VMTP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in such number equal to the issued and outstanding VMTP Shares of each of BLE, BYM, BFK or MUE VMTP immediately prior to the Closing Date, and such newly issued Acquiring Fund VMTP Shares will the be distributed to the BLE, BYM, BFK or MUE VMTP Holders, pro rata. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganizations. Such term redemption date is July 2, 2026, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

Description of the VMTP Shares of the Acquiring Fund

The Acquiring Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Acquiring Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The Acquiring Fund is required to redeem its VMTP Shares on the term redemption date of the VMTP Shares, unless earlier redeemed or repurchased or unless extended. Such term redemption date is July 2, 2026, unless extended. Six months prior to the term redemption date of the VMTP Shares, the Acquiring Fund is required to begin to segregate liquid assets with the Acquiring Fund’s custodian to fund the redemption. In addition, the Acquiring Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Dividends on the Acquiring Fund’s VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the Acquiring Fund’s VMTP Shares by the ratings agencies then rating the Acquiring Fund’s VMTP Shares. At the date of issuance, the Acquiring Fund’s VMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AA from Fitch. Subsequent to the issuance of the Acquiring Fund’s VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2025, the VMTP Shares of each Fund were assigned a long-term rating of Aa1 from and AA from Fitch. The dividend rate on the Acquiring Fund’s VMTP Shares is subject to a step-up spread if the Acquiring Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements. For the 12-month period ended January 31, 2025, the annualized dividend rate for the VMTP Shares of the Acquiring Fund was 4.69%.

The Acquiring Fund’s VMTP Shares are subject to certain restrictions on transfer, and the Acquiring Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the Acquiring Fund’s VMTP Shares’ governing documents generally require the consent of the holders of VMTP Shares.

For the Acquiring Fund, its VMTP Shares rank prior to the Acquiring Fund’s common shares as to the payment of dividends by the Acquiring Fund, and distribution of assets upon dissolution or liquidation of the Acquiring Fund. For the Acquiring Fund, the 1940 Act prohibits the declaration of any dividend on the Acquiring Fund’s common shares or the repurchase of the Acquiring Fund’s common shares if the Acquiring Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Acquiring Fund’s outstanding VMTP Shares. In addition, pursuant to the VMTP Shares’ governing instruments, the Acquiring Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Acquiring Fund’s VMTP Shares or repurchasing such shares if the Acquiring Fund fails to declare and pay dividends on the VMTP Shares, redeem any VMTP Shares required to be redeemed under the VMTP Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the VMTP Shares.

The holders of the Acquiring Fund’s VMTP Shares have voting rights equal to the voting rights of the holders of the Acquiring Fund’s common shares (one vote per share) and will vote together with holders of the Acquiring Fund’s common shares (one vote per share) as a single class on certain matters. However, for the Acquiring Fund, the VMTP Shareholders, voting as a separate class, are also entitled to elect two directors to the Board of the Acquiring Fund. For the Acquiring Fund, VMTP Shareholders are also entitled to elect the smallest number of directors onto the Acquiring Fund’s board of directors that would constitute a majority if dividends on the VMTP Shares are not paid for a period of two years. VMTP Shareholders are also generally entitled to a separate class vote to amend the VMTP Shares’ governing documents as long as such amendment does not adversely affect the rights of holders of other classes of shares. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding VMTP Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the VMTP Shares, (b) change the Acquiring Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

Description of the VMTP Shares of BLE, BYM, BFK and MUE

Each Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. Each Fund is required to redeem its VMTP Shares on the term redemption date of the VMTP Shares, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of each Fund’s VMTP Shares will be extended further or that each Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date of the VMTP Shares, each Fund is required to begin to segregate liquid assets with its respective custodian to fund the redemption. In addition, each Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Dividends on each Fund’s VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to each Fund’s VMTP Shares by the ratings agencies then rating its respective VMTP Shares. At the date of issuance, the VMTP Shares of BLE, BYM, BFK and MUE were each assigned a long-term rating of Aa1 from Moody’s and AA from Fitch. Subsequent to the issuance of Fund’s VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2025, each Fund’s VMTP Shares were assigned a long-term rating of Aa1 from Moody’s and AA from Fitch. The dividend rate on each Fund’s VMTP Shares is subject to a step-up spread if each Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

Each Fund’s VMTP Shares are subject to certain restrictions on transfer, and each Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to each Fund’s VMTP Shares’ governing documents generally require the consent of the holders of VMTP Shares.

Each Fund’s VMTP Shares rank prior to each Fund’s common shares as to the payment of dividends by each Fund and distribution of assets upon dissolution or liquidation of each Fund. The 1940 Act prohibits the declaration of any dividend on each Fund’s common shares or the repurchase of each Fund’s common shares if each Fund fails to maintain asset coverage of at least 200% of the liquidation preference of each Fund’s outstanding VMTP Shares. In addition, pursuant to the VMTP Shares’ governing instruments, each Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with each Fund’s VMTP Shares or repurchasing such shares if each Fund fails to declare and pay dividends on the VMTP Shares, redeem any VMTP Shares required to be redeemed under the VMTP Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the VMTP Shares.

The holders of each Fund’s VMTP Shares have voting rights equal to the voting rights of the holders of their respective common shares (one vote per share) and will vote together with holders of their respective common shares (one vote per share) as a single class on certain matters. However, the holders of each Fund’s VMTP Shares, voting as a separate class, are also entitled to elect two trustees to the Board of each Fund. The holders of each Fund’s VMTP Shares are also entitled to elect each Fund’s full board of trustees if dividends on the VMTP Shares are not paid for a period of two years. The holders of each Fund’s VMTP Shares are also generally entitled to a separate class vote to amend the VMTP Shares’ governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding VMTP Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the VMTP Shares, (b) change each Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

As of July 31, 2025, the VMTP Shares of each Fund were assigned a long-term rating of Aa1 from Moody’s and AA from Fitch.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Rate
BLE	4.69%
BYM	4.69%
BFK	4.69%
MUE	4.69%

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because of their similar investment objectives and similar investment strategies, each Fund is subject to similar investment risks associated with an investment in common shares of the relevant Fund. With respect to the differences in risks, those risks of BLE, BYM, BFK and/or MUE that are not shared with the Acquiring Fund are generally a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar investment objectives and similar investment strategies, policies and restrictions and are subject to similar investment risks. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Each Fund utilizes leverage through the issuance of VMTP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VMTP Shares and TOBs. After the consummation of the Reorganizations, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with the Acquiring Fund VMTP Shares and will be subject to the terms of the Acquiring Fund VMTP Shares, including that the Acquiring Fund VMTP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Risks that predominately affect the common shares of the Funds include risks associated with municipal obligations, such as interest rate risk, credit risk, and leverage risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes. In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

Risk is inherent in all investing. An investment in the common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

General Risks of Investing in the Acquiring Fund

The risks that predominately affect common shares of the Acquiring Fund, and therefore, the Combined Fund, include the following:

Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

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Credit Risk - Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Acquiring Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Interest Rate Risk - The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Acquiring Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Acquiring Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Acquiring Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Acquiring Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Acquiring Fund’s performance.

●	Extension Risk - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
●

Prepayment Risk - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Acquiring Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

●	General Obligation Bonds Risks - Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
●	Revenue Bonds Risks - These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
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Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Acquiring Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks - Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

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Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-Exempt Status Risk - The Acquiring Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Acquiring Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Acquiring Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Acquiring Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Acquiring Fund agrees to enter into such an agreement, the Acquiring Fund’s yield could be adversely affected. Further, shareholders at the time the Acquiring Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Acquiring Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Acquiring Fund.

Leverage Risk: The Acquiring Fund’s use of leverage may increase or decrease from time to time in its discretion and the Acquiring Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Acquiring Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Acquiring Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

●	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
●	the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;
●

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

●	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Acquiring Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Acquiring Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Acquiring Fund’s participation in tender option bond transactions may reduce the Acquiring Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Acquiring Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Acquiring Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Acquiring Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Acquiring Fund has exposure.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Acquiring Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Acquiring Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Acquiring Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Acquiring Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Acquiring Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Acquiring Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Acquiring Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Acquiring Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Acquiring Fund. Further, the Acquiring Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

A DESCRIPTION OF THE FUNDS

BLE, BYM and BFK are each formed as a statutory trust pursuant to its Agreement and Declaration of Trust and governed by the laws of the State of Delaware and the MUE and the Acquiring Fund are each formed as a Maryland corporation pursuant to its charter and governed by the laws of the State of Maryland. Each of BLE, BYM, BFK, MUE and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BLE was formed as a statutory trust under the laws of the State of Delaware on June 21, 2002, and the Trust commenced operations on July 30, 2002.

BYM was formed as a statutory trust under the laws of the State of Delaware on August 19, 2002, and the Fund commenced operations on October 31, 2002.

BFK was formed as a statutory trust under the laws of the State of Delaware on March 30, 2001, and the Fund commenced operations on July 31, 2001.

MUE was incorporated as a Maryland corporation governed by the laws of the State of Maryland on December 28, 1998 and commenced operations on February 26, 1999.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on February 27, 1997, and commenced operations on May 2, 1997.

The Acquiring Fund common shares are listed on the NYSE as “MHD.” BLE’s common shares are listed on the NYSE as “BLE.” BYM’s common shares are listed on the NYSE as “BYM.” BFK’s common shares are listed on the NYSE as “BFK.” MUE’s common shares are listed on the NYSE as “MUE.”

Each of the Acquiring Fund, BLE, BYM, BFK and MUE have a July 31 fiscal year end.

Each Fund has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

The Board of Directors and Officers

The Board of Trustees or the Board of Directors, as applicable (each, a “Board”), currently consists of ten individuals (each, a “Board Member”), eight of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The BlackRock-Advised Funds are organized into one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”), one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fixed-Income Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Board Members

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) and Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 101 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester[4] 1951	Vice Chair of the Board (Since 2022) and Director (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	68 RICs consisting of 103 Portfolios	None

Cynthia L. Egan[4] 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	68 RICs consisting of 103 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Lorenzo A. Flores 1964	Director (Since 2021)	Chief Financial Officer, Lattice Semiconductor Corporation (LSCC) since 2025; Chief Financial Officer, Intel Foundry from 2024 to 2025; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	66 RICs consisting of 101 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	66 RICs consisting of 101 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Director (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 101 Portfolios	Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch[4] 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016;	68 RICs consisting of 103 Portfolios	PennyMac Mortgage Investment Trust

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

Arthur P. Steinmetz[4] 1958	Director (Since 2023)	Trustee of Denison Universtiy since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	68 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Directors[5]

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019;	94 RICs consisting of 269 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

John M. Perlowski[4] 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 271 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(2)

Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the applicable Fund’s by-laws or charter, or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act (each, an “Interested Board Member”), serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the applicable Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

(3)

Date shown is the earliest data a person has served for the Funds. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995. Certain other Independent Directors became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Cynthia L. Egan, 2016 and Catherine A. Lynch, 2016.

(4)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(5)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors

Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-Advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-Advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001

(2)	Officers of the Funds serve at the pleasure of the Board.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. Each of BLE and BYM currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of its average weekly managed assets. BYM currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. MUE and the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of its average daily managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. Pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily managed assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund is the same as the annual contractual investment management fee rate for the Acquiring Fund.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding leverage expenses) is expected to be in the first quartile and the actual investment management fee rate (without giving effect to the Voluntary Waiver) over managed assets are each expected to be in the second quartile. Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

There can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s fiscal year ended July 31, 2025 available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a majority-owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of June 30, 2025, BlackRock’s assets under management were approximately $12.5 trillion. BlackRock has over 35 years of experience managing closed-end products and, as of June 30, 2025, advised a registered closed-end family of 49 exchange-listed active funds with approximately $43 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2025, the firm had approximately 20,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals comprised of Christian Romaglino, CFA, Walter O’Connor, CFA, Michael Kalinoski, CFA, Kevin Maloney, CFA, Kristi Manidis and Phillip Soccio, CFA. Each

is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of each Fund’s portfolio, which includes setting each Fund’s overall investment strategy, overseeing the management of each Fund and the selection of its investments. Messrs. O’Connor, Romaglino, and Kalinoski have been members of each Fund’s portfolio management team since 2006, 2022 and 2022, respectively. Messrs. Maloney, Soccio and Ms. Manidis have been members of each Fund’s portfolio management team since 2023.

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.

Christian Romaglino, CFA

Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of MLIM from 1999 to 2006.
Kevin Maloney, CFA

Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Redemption and Paying Agent to VMTP Shares	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Willkie Farr & Gallagher LLP
Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”).

Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s Managed Assets, along with an annual fixed fee ranging from $3,000 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VMTP Shares Redemption and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and/or redemption price disbursing agent with respect to the VMTP Shares of each Fund and will serve in such capacity with respect to the VMTP Shares to be issued in connection with the VMTP Shares of the Combined Fund.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Acquiring Fund’s investment objective will be realized. The Acquiring Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“MHD Municipal Bonds”). The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives.

The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in MHD Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding Common Stock and the outstanding preferred stock, including the VMTP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Acquiring Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of MHD Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MHD Municipal Bonds with respect to the foregoing requirements, the Investment Advisor (as defined below) takes into account the nature of any letters of credit or similar credit enhancement to which particular MHD Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

The Acquiring Fund may invest up to 25% of its total assets in MHD Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Advisor to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Exhibit D contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Acquiring Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Stock. The Acquiring Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in private activity bonds will vary from time to time. The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in MHD Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Acquiring Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Acquiring Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The Acquiring Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in MHD Municipal Bonds whose issuers are located in the same state.

The average maturity of the Acquiring Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term MHD Municipal Bonds.

The Acquiring Fund’s stated expectation is that it will invest in MHD Municipal Bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated MHD Municipal Bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued MHD Municipal Bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for the Acquiring Fund’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. MHD Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of MHD Municipal Bonds of the market sector for reasons that do not apply to the particular MHD Municipal Bonds that are considered undervalued. The

Acquiring Fund’s investment in underrated or undervalued MHD Municipal Bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Acquiring Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Acquiring Fund.

Description of MHD Municipal Bonds

MHD Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute MHD Municipal Bonds. The interest on MHD Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of MHD Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. MHD Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. MHD Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. MHD Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. MHD Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The MHD Municipal Bonds in which the Acquiring Fund invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. The Investment Advisor does not conduct its own analysis of the tax status of the interest paid by MHD Municipal Bonds held by the Acquiring Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Acquiring Fund may also invest in MHD Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of MHD Municipal Bonds described in this Proxy Statement, the Acquiring Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as MHD Municipal Bonds.

The yields on MHD Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of MHD Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Stock.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase MHD Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute MHD Municipal Bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. MHD Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of MHD Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. MHD Municipal Bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in MHD Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in MHD Municipal Bonds that pay interest based on an index of municipal bond interest rates. The principal amount payable upon maturity of certain MHD Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of MHD Municipal Bonds, the Acquiring Fund’s return on such MHD Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the MHD Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s NAV. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Yields. Yields on MHD Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding MHD Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of MHD Municipal Bonds and the obligations of the issuer of such MHD Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. The Acquiring Fund may invest up to 25% of its total assets in MHD Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, MHD Municipal Bonds that are unrated but judged to be of comparable quality by the Investment Advisor. Information with respect to ratings assigned to tax-exempt obligations that the Acquiring Fund may purchase is set forth in Exhibit D. MHD Municipal Bonds of below investment grade quality (“Ba/BB” or below) sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, generally involve a greater volatility of price than securities in higher rating categories and substantial risk of loss, and are susceptible to default or decline in market value due to adverse economic and business developments.

Temporary Investments

During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its total assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Acquiring Fund may invest directly. The Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Acquiring Fund’s stated expectation is that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Acquiring Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Repurchase Agreements.” To the extent the Acquiring Fund invests in Temporary Investments, the Acquiring Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed income investments include, without limitation, the following:

(1)  U.S. Government Securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing

Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)  Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Acquiring Fund’s stated expectation is that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

The Acquiring Fund’s investment policies provide that the Temporary Investments and VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG- 3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F- 1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Strategic Transactions and Other Management Techniques

The Acquiring Fund may use a variety of other investment management techniques and instruments. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Strategic Transactions are described below. The ability of the Acquiring Fund to use them successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated liquid high grade assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Certain provisions of the Code may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Acquiring Fund may not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund expects to enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund). The Acquiring Fund will at all times segregate with its custodian in connection with each such transaction liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Futures Contracts and Options on Futures Contracts. The Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Acquiring Fund is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC.

Calls on Securities Indices and Futures Contracts. The Acquiring Fund may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities on the futures contract or by liquid high grade debt securities segregated or designated on the Acquiring Fund’s books and records to satisfy the Acquiring Fund’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. The Acquiring Fund may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Acquiring Fund may also sell puts on municipal bonds, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

Municipal Market Data Rate Locks. The Acquiring Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Acquiring Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Acquiring Fund. The Acquiring Fund may not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Restricted and Illiquid Securities

Certain of the Acquiring Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Repurchase Agreements

As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Securities Lending

The Acquiring Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Acquiring Fund if, as a result, the aggregate value of all securities loans of the Acquiring Fund exceeds one-third of the value of the Acquiring Fund’s total assets (including the value of the collateral received). The Acquiring Fund may terminate a loan at any time and obtain the return of the securities loaned. The Acquiring Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Acquiring Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Acquiring Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Acquiring Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

The Acquiring Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Acquiring Fund and to retain an affiliate of the Acquiring Fund as lending agent. To the extent that the Acquiring Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for the Acquiring Fund, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board.

To the extent that the Acquiring Fund engages in securities lending, the Acquiring Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Acquiring Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Investment Advisor or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Acquiring Fund. Such shares also will not be subject to a sales load, distribution fee or service fee. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Acquiring Fund would be subject to any such liquidity fee or redemption gate imposed.

Under the securities lending program, the Acquiring Fund is categorized into a specific asset class. The determination of the Acquiring Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Acquiring Fund and BIM.

Pursuant to the current securities lending agreement: (i) if the Acquiring Fund were to engage in securities lending, the Acquiring Fund retains 82% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Acquiring Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if the Acquiring Fund were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Leverage

The Acquiring Fund currently leverages its assets through the use of residual interest municipal TOBs. The Acquiring Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Acquiring Fund’s investment objective and policies. The Acquiring Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Acquiring Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s NAV, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 33.0% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 2.90%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.96% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 33.0% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expenses of 2.90%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(16.3)%	(8.9)%	(1.4)%	6.0%	13.5%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of the Acquiring Fund’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds (as defined below) may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floaters and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Acquiring Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, MHD Municipal Bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying MHD Municipal Bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

Credit Facility

The Acquiring Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives

The Acquiring Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings

The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Proxy Statement.

Each of BLE, BYM, BFK, MUE and the Acquiring Fund are currently classified as a diversified fund under the 1940 Act. This means that each such Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

To the extent that a Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Each Fund’s VMTP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VMTP Shares, as applicable and related documents, including the terms of the liquidity facility supporting the VMTP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUNDS’ INVESTMENT OBJECTIVES AND POLICIES

BLE’s Investment Objective and Policies

BLE’s investment objective is to provide current income exempt from regular federal income taxes. As a fundamental policy, under normal market conditions, BLE will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the alternative minimum tax). BLE may invest directly in securities or synthetically through the use of derivatives. BLE cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Variable Rate Muni Term Preferred Shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

BLE’s investment policies provide that, under normal market conditions, BLE will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade Municipal Bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BLE may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and BLE is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BLE disposes of a portfolio security subsequent to its being downgraded, BLE may experience a greater risk of loss than if such security had been sold prior to such downgrade.

BLE may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which BLE may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, BLE may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BLE’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. BLE may purchase insured bonds and may purchase insurance for bonds in its portfolio.

BLE may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in BLE to an alternative minimum tax. The percentage of BLE’s total assets invested in private activity bonds will vary from time to time. BLE has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and BLE expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from BLE with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of BLE’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. BLE’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

BLE’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for BLE’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. BLE’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BLE will generally result in capital gain distributions subject to federal capital gains taxation.

BLE ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BLE may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by BLE.

Leverage: BLE may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. BLE currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which BLE will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

BLE may enter into reverse repurchase agreements with respect to its portfolio investments subject to BLE’s investment restrictions.

BLE may enter into derivative securities transactions that have leverage embedded in them.

BLE reserves the right to borrow funds subject to BLE’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of BLE.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments – Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which BLE invests.

Tender Option Bond Transactions

BLE currently leverages its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which BLE will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BLE. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more Trusts. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to BLE(s) that transferred municipal bonds to the TOB Trust. BLE may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a TOB Liquidity Provider (defined above) which allows holders to tender their position at par (plus accrued interest). BLE, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. BLE contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BLE ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investment Advisor or its affiliates (“BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which BLE has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BLE, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BLE generally provide BLE with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BLE may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for BLE to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BLE that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BLE (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BLE may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BLE’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of BLE upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BLE) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BLE may invest in a TOB Trust on either a non-recourse or recourse basis. When BLE invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility proceeds (“Liquidation Shortfall”). If BLE invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BLE is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BLE invests in a recourse TOB Trust, BLE will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of BLE that are deposited into a TOB Trust are investments of BLE and are presented on BLE’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BLE’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by BLE on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of BLE. In addition, under accounting rules, loans made to a TOB Trust sponsored by BLE may be presented as loans of BLE in BLE’s financial statements even if there is no recourse to BLE’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits BLE to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that BLE either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4.

Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BLE’s ability to enter into or manage TOB Trust transactions.

Lending of Securities

See “The Acquiring Fund’s Investments—Lending of Securities” for a discussion of the securities lending arrangements applicable to BLE.

BYM’s Investment Objective and Policies

BYM’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. BYM’s investment policies provide that, under normal circumstances, BYM as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. BYM’s investment policies provide that BYM will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. BYM may invest directly in securities or synthetically through the use of derivatives. BYM cannot change its investment objectives or its policy of investing 80% of its managed assets in bonds that pay interest that is exempt from federal income tax, including the alternative minimum tax without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Variable Rate Muni Term Preferred Shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

BYM invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BYM may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to BYM’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and BYM is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BYM disposes of a portfolio security subsequent to its being downgraded, BYM may experience a greater risk of loss than if such security had been sold prior to such downgrade.

BYM may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BYM’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. BYM may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The average maturity of BYM’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. BYM’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

BYM’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for BYM’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. BYM’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BYM will generally result in capital gain distributions subject to federal capital gains taxation.

BYM ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BYM may realize taxable capital gains. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by BYM.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments – Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which MHD invests.

Tender Option Bond Transactions

BYM currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which BYM will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BYM. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. BYM may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a TOB Liquidity Provider (defined above) which allows holders to tender their position at par (plus accrued interest). BYM, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. BYM contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BYM ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investment Advisor or its affiliates (“BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which BYM has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BYM, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BYM generally provide BYM with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BYM may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for BYM to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BYM that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BYM (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BYM may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BYM’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of BYM upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BYM) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BYM may invest in a TOB Trust on either a non-recourse or recourse basis. When BYM invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility proceeds (“Liquidation Shortfall”). If BYM invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BYM is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BYM invests in a recourse TOB Trust, BYM will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of BYM that are deposited into a TOB Trust are investments of BYM and are presented on BYM’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BYM’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by BYM on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of BYM. In addition, under accounting rules, loans made to a TOB Trust sponsored by BYM may be presented as loans of BYM in BYM’s financial statements even if there is no recourse to BYM’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits BYM to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that BYM either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4.

Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BYM’s ability to enter into or manage TOB Trust transactions.

Lending of Securities

See “The Acquiring Fund’s Investments—Lending of Securities” for a discussion of the securities lending arrangements applicable to BYM.

BFK’s Investment Objective and Policies

BFK’s investment objective is to provide current income exempt from federal income taxes. As a matter of fundamental policy, under normal market conditions, BFK will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax). “Managed Assets” means BFK’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of BFK’s accrued liabilities (other than money borrowed for investment purposes). BFK may invest directly in securities or synthetically through the use of derivatives. BFK cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including BFK’s Variable Rate Muni Term Preferred Shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

BFK’s investment policies provide that, under normal market conditions, BFK will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BFK may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and BFK is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix F contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that BFK disposes of a portfolio security subsequent to its being downgraded, BFK may experience a greater risk of loss than if such security had been sold prior to such downgrade.

BFK may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which BFK may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, BFK may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BFK’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of BFK’s common shares. BFK may purchase insured bonds and may purchase insurance for bonds in its portfolio.

BFK may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in BFK to an alternative minimum tax. The percentage of BFK’s total assets invested in private activity bonds will vary from time to time. BFK has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and BFK expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of BFK’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. BFK’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

BFK’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for BFK’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. BFK’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BFK will generally result in capital gain distributions subject to federal capital gains taxation.

BFK ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BFK may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by BFK.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments – Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which MHD invests.

Tender Option Bond Transactions

BFK currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which BFK will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BFK. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. BFK may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). BFK, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. BFK contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BFK ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-advised funds may contribute municipal bonds to a TOB Trust into which BFK has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BFK, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BFK generally provide BFK with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BFK may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for BFK to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BFK that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BFK (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BFK may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BFK’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of BFK upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon

certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BFK) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, BFK as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a liquidity provider (the “TOBs Liquidity Provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BFK may invest in a TOB Trust on either a non-recourse or recourse basis. When BFK invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If BFK invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BFK is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BFK invests in a recourse TOB Trust, BFK will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal securities of BFK that are deposited into a TOB Trust are investments of BFK and are presented on BFK’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BFK’s Statement of Assets and Liabilities. Interest income from the underlying municipal securities is recorded by BFK on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of BFK. In addition, under accounting rules, loans made to a TOB Trust sponsored by BFK may be presented as loans of BFK in BFK’s financial statements even if there is no recourse to BFK’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits BFK to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that BFK either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BFK’s ability to enter into or manage TOB Trust transactions.

Lending of Securities

See “The Acquiring Fund’s Investments—Lending of Securities” for a discussion of the securities lending arrangements applicable to BFK.

MUE’s Investment Objective and Policies

MUE’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that MUE’s investment objective will be realized. MUE’s investment objective may not be changed without the approval of the holders of a majority of MUE’s outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

MUE’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). MUE’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). MUE may invest directly in securities or synthetically through the use of derivatives. MUE’s investment policies provide that, under normal market conditions, MUE invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.

The investment grade Municipal Bonds in which MUE will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which MUE may invest.

MUE may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and MUE is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that MUE disposes of a portfolio security subsequent to its being downgraded, MUE may experience a greater risk of loss than if such security had been sold prior to such downgrade.

MUE may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce MUE’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. MUE may purchase insured bonds and may purchase insurance for bonds in its portfolio.

MUE may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in MUE to an alternative minimum tax. The percentage of MUE’s total assets invested in PABs will vary from time to time. MUE has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and MUE expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of MUE’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. MUE’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

MUE’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for MUE’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. MUE’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by MUE will generally result in capital gain distributions subject to federal capital gains taxation.

MUE ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, MUE may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by MUE.

Leverage: MUE may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. MUE currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which MUE will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

MUE may enter into reverse repurchase agreements with respect to its portfolio investments subject to MUE’s investment restrictions.

MUE may enter into derivative securities transactions that have leverage embedded in them.

MUE is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that MUE is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments – Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which MUE invests.

Tender Option Bond Transactions

MUE currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which MUE will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by MUE. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interestsTOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. MUE may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a TOB Liquidity Provider (defined above) which allows holders to tender their position at par (plus accrued interest). MUE, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. MUE contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If MUE ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investment Advisor or its affiliates (“BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which MUE has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MUE, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MUE generally provide MUE with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MUE may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for MUE to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by MUE that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within MUE (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MUE may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to MUE’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MUE upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MUE) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MUE may invest in a TOB Trust on either a non-recourse or recourse basis. When MUE invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility proceeds (“Liquidation Shortfall”). If MUE invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MUE is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MUE invests in a recourse TOB Trust, MUE will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of MUE that are deposited into a TOB Trust are investments of MUE and are presented on MUE’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MUE’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by MUE on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MUE. In addition, under accounting rules, loans made to a TOB Trust sponsored by MUE may be presented as loans of MUE in MUE’s financial statements even if there is no recourse to MUE’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits MUE to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that MUE either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4.

Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MUE’s ability to enter into or manage TOB Trust transactions.

Lending of Securities

See “The Acquiring Fund’s Investments—Lending of Securities” for a discussion of the securities lending arrangements applicable to MUE.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding BLE, BYM, BFK, MUE and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VMTP Shares are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the preferred shares, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Fund) or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares) unless all accumulated dividends on preferred shares have been paid and the Fund has redeemed the full number of any shares of preferred required to be redeemed, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of August 18, 2025.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BLE	Common Shares	Unlimited	0	47,727,056

BYM	Common Shares	Unlimited	0	25,903,340
BFK	Common Shares	Unlimited	0	43,854,836
MUE	Common Shares	199,989,730	0	21,918,068
Acquiring Fund (MHD)	Common Shares	199,989,382	0	52,141,616

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BLE	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low	Trading Volume
7/31/2025	$10.19	$9.66	$11.17	$10.60	(8.77)%	(8.87)%	6,437,670
4/30/2025	$10.83	$9.61	$11.77	$10.96	(7.99)%	(12.32)%	6,924,060
1/31/2025	$11.09	$10.38	$12.30	$11.74	(9.84)%	(11.58)%	7,976,215
10/31/2024	$11.36	$10.72	$12.38	$11.91	(8.24)%	(9.99)%	6,230,115
7/31/2024	$10.91	$10.38	$12.16	$11.81	(10.28)%	(12.11)%	5,230,249
4/30/2024	$10.88	$10.35	$12.28	$11.91	(11.40)%	(13.10)%	5,454,956
1/31/2024	$10.89	$9.08	$12.30	$10.68	(11.46)%	(14.98)%	9,025,536
10/31/2023	$10.44	$8.81	$12.02	$10.64	(13.14)%	(17.20)%	7,928,811

BYM	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low	Trading Volume
7/31/2025	$10.70	$10.10	$11.74	$11.20	(8.86)%	(9.82)%	5,273,479
4/30/2025	$11.42	$10.17	$12.42	$11.48	(8.05)%	(11.38)%	6,944,151
1/31/2025	$11.72	$10.70	$12.80	$12.30	(8.44)%	(13.01)%	6,256,642
10/31/2024	$12.19	$11.38	$12.76	$12.41	(4.51)%	(8.30)%	3,440,905
7/31/2024	$11.83	$10.93	$12.69	$12.33	(6.78)%	(11.35)%	3,357,222
4/30/2024	$11.60	$10.90	$12.72	$12.35	(8.81)%	(11.74)%	3,305,531
1/31/2024	$11.54	$9.64	$12.87	$11.24	(10.33)%	(14.23)%	5,821,089
10/31/2023	$11.19	$9.34	$12.65	$11.19	(11.54)%	(16.53)%	4,678,905

BFK	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low	Trading Volume
7/31/2025	$9.80	$9.44	$10.72	$10.35	(8.63)%	(8.79)%	5,616,424
4/30/2025	$10.29	$9.20	$11.24	$10.76	(8.45)%	(14.50)%	6,995,928
1/31/2025	$10.46	$9.79	$11.52	$11.14	(9.20)%	(12.12)%	7,673,394
10/31/2024	$10.72	$10.10	$11.61	$11.26	(7.67)%	(10.30)%	6,197,733
7/31/2024	$10.24	$9.89	$11.45	$11.22	(10.57)%	(11.85)%	5,823,385
4/30/2024	$10.45	$9.92	$11.61	$11.25	(9.99)%	(11.82)%	5,433,416
1/31/2024	$10.32	$8.84	$11.62	$10.42	(11.19)%	(15.16)%	10,161,534
10/31/2023	$10.07	$8.59	$11.60	$10.40	(13.19)%	(17.40)%	9,024,593

MUE	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low	Trading Volume
7/31/2025	$9.83	$9.28	$10.74	$10.12	(8.47)%	(8.30)%	4,414,905
4/30/2025	$10.44	$9.29	$11.42	$10.77	(8.58)%	(13.74)%	3,941,496
1/31/2025	$10.92	$9.93	$11.72	$11.29	(6.83)%	(12.05)%	4,937,711
10/31/2024	$10.82	$10.22	$11.80	$11.40	(8.31)%	(10.35)%	4,005,820
7/31/2024	$10.45	$9.76	$11.62	$11.29	(10.07)%	(13.55)%	3,132,610
4/30/2024	$10.18	$9.70	$11.60	$11.41	(12.24)%	(14.99)%	3,094,015
1/31/2024	$10.14	$8.75	$11.74	$10.42	(13.63)%	(16.03)%	5,279,268
10/31/2023	$9.89	$8.54	$11.38	$10.37	(13.09)%	(17.70)%	5,170,421

Acquiring Fund (MHD)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low	Trading Volume
7/31/2025	$11.45	$10.94	$12.56	$11.86	(8.84)%	(7.76)%	5,090,409

4/30/2025	$12.23	$10.83	$13.35	$12.25	(8.39)%	(11.59)%	5,612,211

1/31/2025	$12.65	$11.60	$13.72	$13.15	(7.80)%	(11.79)%	6,710,754

10/31/2024	$12.87	$12.08	$13.79	$13.38	(6.67)%	(9.72)%	5,832,767

7/31/2024	$12.17	$11.49	$13.62	$13.33	(10.65)%	(13.80)%	5,911,318

4/30/2024	$12.16	$11.43	$13.77	$13.26	(11.69)%	(13.80)%	6,397,196

1/31/2024	$12.01	$10.38	$13.77	$12.03	(12.78)%	(13.72)%	10,129,267

10/31/2023	$11.78	$9.96	$13.55	$11.99	(13.06)%	(16.93)%	9,208,158

For the periods shown in the tables above, the common shares of MHD, BLE, BYM, BFK and MUE have each traded at a discount.

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of July 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BLE	$9.82	$10.75	(8.65)%
BYM	$10.42	$11.39	(8.52)%
BFK	$9.57	$10.39	(7.89)%
MUE	$9.40	$10.33	(9.00)%
Acquiring Fund (MHD)	$11.12	$12.10	(8.10)%

To the extent BLE’s, BYM’s, BFK’s or MUE’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BLE’s, BYM’s, BFK’s or MUE’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BLE’s, BYM’s, BFK’s or MUE’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BLE’s, BYM’s, BFK’s or MUE’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BLE, BYM, BFK and MUE will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Fund prior to the Reorganizations.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s common shares and the aggregate amount of distributions declared during this period by the Acquiring Fund, BLE, BYM, BFK and MUE was $1.262000, $1.196000, $1.232000, $1.122000 and $1.076000 per common share, respectively. Whenever preferred shares, including VMTP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of August 18, 2025, each Fund had the following number of common shareholders:

Title of Class	Number of BLE Record Holders	Number of BYM Record Holders	Number of BFK Record Holders	Number of MUE Record Holders	Number of Acquiring Fund (MHD) Record Holders

Common Stock	64	36	53	19	69

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects (i) the fees and expenses of each Target Fund and the Acquiring Fund (unaudited); (ii) the pro forma expenses of the Combined Fund, assuming only the Reorganization of MUE into the Acquiring Fund had taken place on February 1, 2024, which represents the combination of completed Reorganizations presented in this Proxy Statement that would result in the highest Total Expense Ratio for the Combined Fund; and (iii) the pro forma expenses of the Combined Fund, assuming all Reorganizations had taken place on February 1, 2024, which represents, in the Investment Advisor’s view, the most likely outcome of the Reorganizations and the combination of the Reorganizations that would result in the lowest Total Expense Ratio for the Combined Fund. The fees and expenses for the Funds are estimated for the fiscal year ended July 31, 2025 and are based on actual fees and expenses incurred by the Funds for the twelve-month period ended January 31, 2025.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible, and the pro forma effects on operating expenses for all possible combinations are not illustrated in the table below. As noted above, however, the scenarios presented below capture the high and low range of possible pro forma outcomes for the Reorganizations presented in this Proxy Statement.

	BLE	BYM	BFK	MUE	Acquiring Fund (MHD)	Combined Fund (MUE into MHD)	Combined Fund (BLE, BYM, BFK and MUE into MHD)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Dividend Reinvestment Plan Sale Transaction Fee (2)	$2.50	$2.50	$2.50	$2.50	$2.50	$2.50	$2.50
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	0.81%	0.83%	0.92%	0.81%	0.82%	0.81%	0.82%
Other Expenses(5)	0.07%	0.11%	0.09%	0.13%	0.07%	0.06%	0.04%
Interest Expense (6)	1.42%	1.40%	1.45%	1.44%	1.42%	1.43%	1.43%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.00%	0.01%	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses(6)	2.30%	2.35%	2.46%	2.39%	2.31%	2.31%	2.29%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. For each Fund, participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee.

(3)

Each of BLE and BYM currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of its average weekly managed assets. BFK currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. MUE and the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of its average daily net assets. For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund is the same as the annual contractual investment management fee rate for BLE, BYM and MUE and less than the annual contractual investment management fee rate for BFK.

(4)

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

(5)	Other Expenses do not include extraordinary expenses incurred by the Fund. If included, Other Expenses would have been 0.12% for BLE, 0.12% for BYM, 0.10% for BFK, 0.13% for MUE and 0.07% for MHD.

(6)

The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares because the VMTP Shares are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding leverage expenses and extraordinary expenses) for the Funds are presented below:

BLE	BYM	BFK	MUE	Acquiring Fund (MHD)	Pro forma Combined Fund (MUE into MHD)	Pro forma Combined Fund (BLE, BYM, BFK and MUE into MHD)
0.88%	0.95%	1.01%	0.95%	0.89%	0.88%	0.86%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if (i) only the MUE Reorganization is completed and (ii) all of the Reorganizations are completed with the costs of investing in BLE, BYM, BFK, MUE and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BLE	$23	$72	$123	$264
BYM	$24	$73	$126	$269

	1 Year	3 Years	5 Years	10 Years
BFK	$25	$77	$131	$280
MUE	$24	$75	$128	$273
Acquiring Fund (MHD)	$23	$72	$124	$265
Pro forma Combined Fund (MUE into MHD)	$23	$72	$124	$265
Pro forma Combined Fund (BLE, BYM, BFK and MUE into MHD)	$23	$72	$123	$263

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BLE, BYM, BFK, MUE and the Acquiring Fund are estimated to be approximately $464,000, $353,000, $371,000, $255,000 and $239,000, respectively, of which the Investment Advisor will bear approximately $118,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders are not expected to bear any costs of the Reorganizations.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of BLE and MHD as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the BLE Reorganization was consummated as of July 31, 2025; (ii) the capitalization of BYM and MHD as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the BYM Reorganization was consummated as of July 31, 2025; (iii) the capitalization of BFK and MHD as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the BFK Reorganization was consummated as of July 31, 2025; and (iv) the capitalization of the Funds as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming all of the Reorganizations were consummated as of July 31, 2025.

Capitalization of BLE and MHD as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the BLE Reorganization is consummated (unaudited)

	BLE	Acquiring Fund (MHD)	Adjustments	Pro forma Combined Fund (BLE into MHD)
Net Assets Attributable to:

Common Shares(1)	$513,225,467.00	$631,046,909.00	$(585,000.00)	$1,143,687,375.00

VMTP Shares	$174,100,000.00	$214,000,000.00	$-	$388,100,000.00

Shares Outstanding

Common Shares	47,727,056	52,141,616	(5,333,212)	94,535,460

VMTP Shares	1,741	2,140	-	3,881

NAV per Common Share	$10.75	$12.10	$-	$12.10

Liquidation Preference per VMTP Share	$100,000.00	$100,000.00	$-	$100,000.00

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $585,000, of which $346,000 was attributable to BLE, and $239,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VMTP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of BYM and MHD as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the BYM Reorganization is consummated (unaudited)

	BYM	Acquiring Fund (MHD)	Adjustments	Pro forma Combined Fund (BYM into MHD)
Net Assets Attributable to:

Common Shares(1)	$294,968,421.00	$631,046,909.00	$(592,000.00)	$925,423,329.00

VMTP Shares	$97,600,000.00	$214,000,000.00	$-	$311,600,000.00

Shares Outstanding

Common Shares	25,903,340	52,141,616	(1,550,885)	76,494,071

VMTP Shares	976	2,140	-	3,116

NAV per Common Share	$11.39	$12.10	$-	$12.10

Liquidation Preference per VMTP Share	$100,000.00	$100,000.00	$-	$100,000.00

(1)	Based on the number of outstanding common shares as of July 31, 2025.

(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $592,000, of which $353,000 was attributable to BYM, and $239,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VMTP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of BFK and MHD as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the BFK Reorganization is consummated (unaudited)

	BFK	Acquiring Fund (MHD)	Adjustments	Pro forma Combined Fund (BFK into MHD)
Net Assets Attributable to:

Common Shares	$455,841,723.00	$631,046,909.00	$(610,000.00)	$1,086,278,631.00

VMTP Shares	$154,100,000.00	$214,000,000.00	$-	$368,100,000.00

Shares Outstanding

Common Shares	43,854,836	52,141,616	(6,206,336)	89,790,116

VMTP Shares	1,541	2,140	-	3,681

NAV per Common Share	$10.39	$12.10	$-	$12.10

Liquidation Preference per VMTP Share	$100,000.00	$100,000.00	$-	$100,000.00

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $610,000, of which $371,000 was attributable to BFK, and $239,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VMTP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of MUE and MHD as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the MUE Reorganization is consummated (unaudited)

	MUE	Acquiring Fund (MHD)	Adjustments	Pro forma Combined Fund (MUE into MHD)
Net Assets Attributable to:

Common Shares	$226,430,726.00	$631,046,909.00	$(494,000.00)	$856,983,634.00

VMTP Shares	$78,000,000.00	$214,000,000.00	$-	$292,000,000.00

Shares Outstanding

Common Shares	21,918,068	52,141,616	(3,222,723)	70,836,961

VMTP Shares	780	2,140	-	2,920

NAV per Common Share	$10.33	$12.10	$-	$12.10

Liquidation Preference per VMTP Share	$100,000.00	$100,000.00	$-	$100,000.00

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $494,000, of which $255,000 was attributable to MUE, and $239,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VMTP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of each Fund as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming all Reorganizations are consummated (unaudited)

	BLE	BYM	BFK	MUE	Acquiring Fund (MHD)	Adjustments	Pro forma Combined Fund (BLE, BYM, BFK and MUE into MHD)
Net Assets Attributable to:
Common Shares(1)	$513,225,467.00	$294,968,421.00	$455,841,723.00	$226,430,726.00	$631,046,909.00	$(1,564,000.00)	$2,119,949,244.00
VMTP Shares	$174,100,000.00	$97,600,000.00	$154,100,000.00	$78,000,000	$214,000,000.00	$-	$717,800,000.00
Shares Outstanding
Common Shares	47,727,056	25,903,340	43,854,836	21,918,068	52,141,616	(16,313,156)	175,231,760
VMTP Shares	1,741	976	1,541	780	2,140	-	7,178
NAV per Common Share	$10.75	$11.39	$10.39	$10.33	$12.10	$-	$12.10
Liquidation Preference per VMTP Share	$100,000.00	$100,000.00	$100,000.00	$100,000.00	$100,000.00	$-	$100,000.00

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $1,564,000, of which $353,000 was attributable to BYM, and $346,000 was attributable to BLE, $371,000 was attributable to BFK, $255,000 was attributable to MUE, and $239,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VMTP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

FINANCIAL HIGHLIGHTS

BlackRock Municipal Income Trust II (BLE)

The Financial Highlights table is intended to help you understand BLE’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BLE. The total returns in the table represent the rate an investor would have earned or lost on an investment in BLE (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods has been audited by Deloitte & Touche LLP, BLE’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in BLE’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in BLE’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

	BLE
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19

Net asset value, beginning of period	$12.15		$12.09	$12.60	$15.18		$14.79		$15.16		$14.55

Net investment income(a)	0.23		0.43	0.44	0.57		0.69		0.73		0.71

Net realized and unrealized gain (loss)	(0.25)		0.18	(0.48)	(2.52)		0.44		(0.40)		0.60

Net increase (decrease) from investment operations	(0.02)		0.61	(0.04)	(1.95)		1.13		0.33		1.31

Distributions to Common Shareholders(b)

From net investment income	(0.32	)(c)	(0.48)	(0.39)	(0.63)		(0.74)		(0.70)		(0.70)

Return of capital	—		(0.07)	(0.08)	—		—		—		—

Total distributions to Common Shareholders	(0.32)		(0.55)	(0.47)	(0.63)		(0.74)		(0.70)		(0.70)

Net asset value, end of period	$11.81		$12.15	$12.09	$12.60		$15.18		$14.79		$15.16

Market price, end of period	$10.71		$10.86	$10.45	$11.77		$16.10		$14.83		$15.48

Total Return Applicable to Common Shareholders(d)

Based on net asset value	0.07	%(e)	5.93%	0.39%	(12.94	)%(e)	7.82%		2.37%		9.52%

Based on market price	1.53	%(e)	9.54%	(7.11)%	(23.32	)%(e)	14.05%		0.52%		18.17%

Ratios to Average Net Assets Applicable to Common Shareholders(f)

Total expenses	2.97	%(g)(h)(i)	3.22%	3.43%	1.74	%(g)	1.60	%(j)	2.03	%(k)	2.55%

Total expenses after fees waived and/or reimbursed	2.84	%(g)(h)(i)	3.15%	3.43%	1.74	%(g)	1.57	%(j)	2.00	%(k)	2.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs and reorganization costs(l)	0.80	%(g)	0.82%	0.96%	0.94	%(g)	1.00	%(j)	0.99	%(k)	0.98%

Net investment income to Common Shareholders	3.73	%(g)	3.64%	3.74%	4.50	%(g)	4.54%		4.96%		4.86%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$563,827		$579,771	$583,607	$615,642		$738,513		$348,328		$356,649

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$174,100		$174,100	$302,700	$302,700		$302,700		$151,300		$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$284,200	(m)	$315,862 (m)	$273,428 (m)	$247,830	(m)	$343,975	(n)	$330,223	(n)	$335,723 (n)

TOB Trust Certificates, end of period (000)	$131,995		$94,485	$33,812	$113,752		$155,988		$73,763		$59,519

Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$6,591		$8,979	$27,213	$9,073		N/A		N/A		N/A

Portfolio turnover rate	8%		32%	37%	27%		15%		19%		18%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.94% and 2.81%, respectively.

(i)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.00% and 2.87%, respectively.

(j)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.56%, 1.56% and 0.99%, respectively.

(k)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(l)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(o)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000

BLE
	Year Ended August 31,
	2018	2017	2016	2015
Net asset value, beginning of year	$15.17	$16.12	$15.25	$15.48

Net investment income(a)	0.76	0.83	0.93	0.92
Net realized and unrealized gain (loss)	(0.60)	(0.89)	0.87	(0.19)

Net increase (decrease) from investment operations	0.16	(0.06)	1.80	0.73

Distributions to Common Shareholders from net investment income(b)	(0.78)	(0.89)	(0.93)	(0.96)

Net asset value, end of year	$14.55	$15.17	$16.12	$15.25

Market price, end of year	$13.77	$15.45	$16.34	$14.18

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.35%	(0.18)%	12.21%	5.01%

Based on market price	(5.82)%	0.29%	22.33%	2.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.32%	2.02%	1.62%	1.55%

Total expenses after fees waived and paid indirectly	2.31%	2.02%	1.62%	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.98%	0.99%	0.98%	0.98%

Net investment income to Common Shareholders	5.12%	5.47%	5.90%	5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$342,437	$356,901	$378,572	$357,868

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$326,330	$335,890	$350,213	$336,529

Borrowings outstanding, end of year (000)	$67,497	$71,274	$77,130	$68,692

Portfolio turnover rate	7%	9%	7%	10%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

BlackRock Municipal Income Trust (BFK)

The Financial Highlights table is intended to help you understand BFK’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BFK. The total returns in the table represent the rate an investor would have earned or lost on an investment in BFK (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods has been audited by Deloitte & Touche LLP, BFK’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in BFK’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in BFK’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

	BFK
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of period	$11.43		$11.66	$12.18	$12.15		$14.74	$12.91	$14.17

Net investment income(a)	0.23		0.42	0.40	0.13		0.61	0.69	0.67

Net realized and unrealized gain (loss)	(0.20)		(0.13)	(0.49)	0.05		(2.50)	1.83	(1.28)

Net increase (decrease) from investment operations	0.03		0.29	(0.09)	0.18		(1.89)	2.52	(0.61)

Distributions to Common Shareholders(b)

From net investment income	(0.30	)(c)	(0.47)	(0.36)	(0.14)		(0.70)	(0.69)	(0.65)

Return of capital	—		(0.05)	(0.07)	(0.01)		—	—	—

Total distributions to Common Shareholders	(0.30)		(0.52)	(0.43)	(0.15)		(0.70)	(0.69)	(0.65)

Net asset value, end of period	$11.16		$11.43	$11.66	$12.18		$12.15	$14.74	$12.91

Market price, end of period	$10.25		$10.23	$10.11	$11.25		$11.69	$15.05	$12.14

Total Return Applicable to Common Shareholders(d)

Based on net asset value	0.50	%(e)	3.27%	(0.10)%	1.56	%(e)	(13.35)%	19.81%	(4.51)%

Based on market price	3.13	%(e)	6.60%	(6.22)%	(2.51	)%(e)	(18.35)%	30.10%	(7.74)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)

Total expenses	3.26	%(g)(h)(i)	3.52%	3.39%	2.32	%(g)(j)	1.61%	1.63%	2.30%

Total expenses after fees waived and/or reimbursed	3.13	%(g)(h)(i)	3.45%	3.39%	2.32	%(g)(j)	1.61%	1.63%	2.30%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs and reorganization costs(k)	0.89	%(g)	0.93%	1.03%	1.06	%(g)(j)	1.03%	1.05%	1.02%

Net investment income to Common Shareholders	3.96	%(g)	3.72%	3.53%	4.35	%(g)	4.26%	4.84%	4.68%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$489,634		$501,182	$518,279	$548,691		$547,214	$662,092	$578,807

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$154,100		$154,100	$270,800	$270,800		$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$261,281	(l)	$292,178 (l)	$291,388 (l)	$247,905	(l)	$302,073 (m)	$344,495 (m)	$313,740 (m)

TOB Trust Certificates, end of period (000)	$149,490		$106,690	$—	$100,175		$120,204	$139,150	$135,464

Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$5,306		$7,142	N/A	$9,181		N/A	N/A	N/A

Portfolio turnover rate	27%		94%	62%	4%		15%	13%	17%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.25% and 3.12%, respectively.

(i)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.27% and 3.14%, respectively.

(j)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.35%, 2.35% and 1.08%, respectively.

(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(l)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

BFK
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.24	$15.20	$14.91	$14.27	$15.40

Net investment income(a)	0.73	0.81	0.87	0.88	0.93
Net realized and unrealized gain (loss)	(0.22)	(0.92)	0.32	0.67	(1.15)

Net increase (decrease) from investment operations	0.51	(0.11)	1.19	1.55	(0.22)

Distributions to Common Shareholders from net investment income(b)	(0.77)	(0.85)	(0.90)	(0.91)	(0.91)

Net asset value, end of year	$13.98	$14.24	$15.20	$14.91	$14.27

Market price, end of year	$12.78	$14.00	$15.44	$14.32	$13.57

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.74%	(0.78)%	8.57%	11.43%	(0.72)%

Based on market price	(3.54)%	(3.96)%	14.76%	12.54%	(5.59)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31%	1.99%	1.61%	1.60%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.27%	1.98%	1.61%	1.60%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.03%	1.06%	1.03%	1.04%	1.07%

Net investment income to Common Shareholders	5.06%	5.45%	5.85%	5.91%	6.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$626,604	$638,047	$680,502	$667,063	$638,577

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$331,390	$335,616	$351,293	$346,330	$335,811

Borrowings outstanding, end of year (000)	$128,156	$146,562	$128,554	$122,688	$126,073

Portfolio turnover rate	9%	13%	7%	10%	20%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

BlackRock Municipal Income Trust (BYM)

The Financial Highlights table is intended to help you understand BYM’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BYM. The total returns in the table represent the rate an investor would have earned or lost on an investment in BYM (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods has been audited by Deloitte & Touche LLP, BYM’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in BYM’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in BYM’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

	BYM
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$12.69		$12.73	$13.56	$15.95		$15.57	$15.72	$14.70

Net investment income(a)	0.25		0.47	0.48	0.58		0.70	0.66	0.61

Net realized and unrealized gain (loss)	(0.28)		0.06	(0.80)	(2.33)		0.37	(0.23)	1.04

Net increase (decrease) from investment operations	(0.03)		0.53	(0.32)	(1.75)		1.07	0.43	1.65

Distributions to Common Shareholders(b)

From net investment income	(0.33	)(c)	(0.52)	(0.46)	(0.64)		(0.69)	(0.58)	(0.63)

Return of capital	—		(0.05)	(0.05)	—		—	—	—

Total distributions to Common Shareholders	(0.33)		(0.57)	(0.51)	(0.64)		(0.69)	(0.58)	(0.63)

Net asset value, end of period	$12.33		$12.69	$12.73	$13.56		$15.95	$15.57	$15.72

Market price, end of period	$11.20		$11.83	$11.23	$13.34		$16.06	$14.19	$14.19

Total Return Applicable to Common Shareholders(d)

Based on net asset value	(0.06	)%(e)	4.95%	(1.81)%	(10.99	)%(e)	7.14%	3.20%	12.12%

Based on market price	(2.62	)%(e)	10.91%	(11.95)%	(13.04	)%(e)	18.36%	4.19%	13.66%

Ratios to Average Net Assets Applicable to Common Shareholders(f)

Total expenses	3.05	%(g)(h)(i)	3.31%	3.15%	1.68	%(g)	1.49%	2.02%	2.53%

Total expenses after fees waived and/or reimbursed	2.93	%(g)(h)(i)	3.25%	3.15%	1.68	%(g)	1.49%	2.02%	2.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs and reorganization costs	0.81	%(g)	0.88%	0.96%	0.97	%(g)	0.96%	0.98%	0.98%

Net investment income to Common Shareholders	3.90	%(g)	3.77%	3.79%	4.35	%(g)	4.41%	4.31%	4.13%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$319,299		$328,645	$333,818	$358,161		$421,245	$411,138	$415,127

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$97,600		$97,600	$137,200	$137,200		$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$281,712	(j)	$305,941 (j)	$288,190 (j)	$258,385	(j)	$407,030 (k)	$399,664 (k)	$402,571 (k)

TOB Trust Certificates, end of period (000)	$78,117		$61,982	$40,183	$88,933		$107,358	$121,029	$118,726

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$6,337		$7,877	$12,722	$6,570		N/A	N/A	N/A

Portfolio turnover rate	10%		53%	26%	32%		5%	13%	15%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.05% and 2.92%, respectively.

(i)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.06% and 2.94%, respectively.

(j)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

BYM
	Year Ended August 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.32	$16.22	$15.21	$15.56	$13.46

Net investment income(a)	0.67	0.75	0.82	0.84	0.86
Net realized and unrealized gain (loss)	(0.62)	(0.87)	1.02	(0.33)	2.16

Net increase (decrease) from investment operations	0.05	(0.12)	1.84	0.51	3.02

Distributions to Common Shareholders from net investment income(b)	(0.67)	(0.78)	(0.83)	(0.86)	(0.92)

Net asset value, end of year	$14.70	$15.32	$16.22	$15.21	$15.56

Market price, end of year	$13.09	$14.84	$15.55	$13.67	$13.96

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.80%	(0.30)%	12.71%	3.85%	23.69%

Based on market price	(7.34)%	0.74%	20.23%	4.03%	18.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.23%	1.93%	1.56%	1.47%	1.55%

Total expenses after fees waived and paid indirectly	2.23%	1.93%	1.56%	1.47%	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.97%	0.97%	0.95%	0.96%	0.98%

Net investment income to Common Shareholders	4.50%	4.95%	5.19%	5.42%	5.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$388,149	$404,474	$428,389	$401,536	$410,776

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$382,907	$394,806	$412,237	$392,665	$399,399

Borrowings outstanding, end of year (000)	$111,781	$101,288	$100,250	$101,818	$93,816

Portfolio turnover rate	30%	18%	10%	12%	20%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Financial Highlights table is intended to help you understand MUE’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MUE. The total returns in the table represent the rate an investor would have earned or lost on an investment in MUE (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods has been audited by Deloitte & Touche LLP, MUE’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in MUE’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in MUE’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

	MUE
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of period	$11.62		$11.42	$12.10	$14.49	$14.17	$13.92

Net investment income(a)	0.21		0.39	0.39	0.56	0.65	0.59

Net realized and unrealized gain (loss)	(0.21)		0.29	(0.64)	(2.32)	0.28	0.20

Net increase (decrease) from investment operations	—		0.68	(0.25)	(1.76)	0.93	0.79

Distributions to Common Shareholders(b)

From net investment income	(0.29	)(c)	(0.44)	(0.38)	(0.63)	(0.61)	(0.54)

Return of capital	—		(0.04)	(0.05)	—	—	—

Total distributions to Common Shareholders	(0.29)		(0.48)	(0.43)	(0.63)	(0.61)	(0.54)

Net asset value, end of period	$11.33		$11.62	$11.42	$12.10	$14.49	$14.17

Market price, end of period	$10.34		$10.45	$9.93	$11.45	$14.41	$13.12

Total Return Applicable to Common Shareholders(d)

Based on net asset value	0.26	%(e)	6.77%	(1.48)%	(12.21)%	6.97%	6.25%

Based on market price	1.75	%(e)	10.42%	(9.47)%	(16.47)%	14.89%	8.08%

Ratios to Average Net Assets Applicable to Common Shareholders(f)

Total expenses	2.97	%(g)	3.16%	3.33%	1.75%	1.51%	2.07%

Total expenses after fees waived and/or reimbursed	2.84	%(g)	3.08%	3.29%	1.69%	1.48%	2.03%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.82	%(g)	0.85%	0.95%	0.95%	0.93%	0.95%

Net investment income to Common Shareholders	3.69	%(g)	3.47%	3.44%	4.25%	4.55%	4.29%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$248,327		$254,664	$254,254	$272,564	$326,390	$319,085

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$78,000		$78,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$289,396	(i)	$328,209 (i)	$282,585 (i)	$252,124 (i)	$349,152 (j)	$343,577 (j)

TOB Trust Certificates, end of period (000)	$53,115		$33,592	$8,253	$48,172	$59,850	$60,976

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$7,144		$10,903	$47,681	$9,378	N/A	N/A

Portfolio turnover rate	22%		48%	25%	28%	7%	18%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(i)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

MUE
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.19	$15.08	$14.48	$14.42	$13.27

Net investment income(a)	0.69	0.75	0.78	0.80	0.82
Net realized and unrealized gain (loss)	(0.61)	(0.87)	0.63	0.09	1.18

Net increase (decrease) from investment operations	0.08	(0.12)	1.41	0.89	2.00

Distributions to Common Shareholders from net investment income(b)	(0.72)	(0.77)	(0.81)	(0.83)	(0.85)

Net asset value, end of year	$13.55	$14.19	$15.08	$14.48	$14.42

Market price, end of year	$12.36	$14.17	$14.94	$13.13	$12.94

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.87%	(0.50)%	10.33%	6.84%	16.19%

Based on market price	(7.85)%	0.29%	20.55%	7.96%	12.30%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.24%	1.96%	1.56%	1.50%	1.61%

Total expenses after fees waived and paid indirectly	2.20%	1.92%	1.55%	1.49%	1.56%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	0.95%	0.95%	0.95%	0.96%	0.95%

Net investment income to Common Shareholders	4.96%	5.21%	5.32%	5.41%	6.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$305,267	$319,413	$339,493	$325,911	$324,563

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$333,028	$343,826	$359,155	$348,787	$347,758

Borrowings outstanding, end of year (000)	$48,546	$62,841	$57,549	$51,795	$52,497

Portfolio turnover rate	21%	19%	15%	13%	28%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

BlackRock MuniHoldings California Quality Fund, Inc. (MHD)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2024, and financial statements for the six-month period ended January 31, 2025 appear in the Acquiring Fund’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

	MHD
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20

Net asset value, beginning of period	$13.61		$13.62		$14.35	$14.27		$17.30		$15.18		$16.56

Net investment income(a)	0.27		0.48		0.48	0.16		0.72		0.78		0.74

Net realized and unrealized gain (loss)	(0.30)		0.07		(0.69)	0.10		(3.02)		2.07		(1.36)

Net increase (decrease) from investment operations	(0.03)		0.55		(0.21)	0.26		(2.30)		2.85		(0.62)

Distributions to Common Shareholders(b)

From net investment income	(0.34	)(c)	(0.53)		(0.50)	(0.18)		(0.73)		(0.73)		(0.76)

From net realized gain	—		—		—	—		(0.00	)(d)	—		—

Return of capital	—		(0.03)		(0.02)	—		—		—		—

Total distributions to Common Shareholders	(0.34)		(0.56)		(0.52)	(0.18)		(0.73)		(0.73)		(0.76)

Net asset value, end of period	$13.24		$13.61		$13.62	$14.35		$14.27		$17.30		$15.18

Market price, end of period	$12.11		$12.04		$11.84	$13.32		$12.87		$16.33		$13.91

Total Return Applicable to Common Shareholders(e)

Based on net asset value	0.01	%(f)	4.86	%(g)	(0.82)%	1.93	%(f)	(13.64)%		19.31%		(4.02)%

Based on market price	3.41	%(f)	6.71%		(7.12)%	4.91	%(f)	(17.48)%		22.90%		(8.52)%

Ratios to Average Net Assets Applicable to Common Shareholders(h)

Total expenses	3.05	%(i)(j)(k)	3.14%		3.25%	2.19	%(i)	1.52%		1.56	%(j)	2.16%

Total expenses after fees waived and/or reimbursed	2.92	%(i)(j)(k)	3.07%		3.24%	2.18	%(i)	1.50%		1.51	%(j)	2.15%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs and reorganization costs(l)	0.78	%(i)	0.81%		0.94%	0.96	%(i)	0.93%		0.98	%(j)	0.97%

Net investment income to Common Shareholders	3.91	%(i)	3.62%		3.55%	4.44	%(i)	4.30%		4.59%		4.40%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$690,351		$709,641		$719,018	$765,773		$761,147		$923,079		$215,764

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$214,000		$214,000		$347,800	$347,800		$347,800		$347,800		$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$272,291	(m)	$324,228	(m)	$291,952 (m)	$249,559	(m)	$318,846	(n)	$365,405	(n)	$357,782 (n)

TOB Trust Certificates, end of period (000)	$186,688		$102,482		$26,783	$164,222		$176,042		$213,104		$53,130

Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$5,844		$10,013		$40,832	$7,781		N/A		N/A		N/A

Portfolio turnover rate	9%		54%		38%	4%		15%		13%		21%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)	Amount is greater than $(0.005) per share.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.

(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)	Annualized.

(j)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.04% and 2.92%, respectively.

(k)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.05% and 2.93%, respectively.

(l)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

MHD
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.85	$17.95	$17.59	$16.85	$18.12

Net investment income(a)	0.88	0.95	1.00	1.03	1.04
Net realized and unrealized gain (loss)	(0.39)	(1.07)	0.42	0.77	(1.22)

Net increase (decrease) from investment operations	0.49	(0.12)	1.42	1.80	(0.18)

Distributions to Common Shareholders(b)
From net investment income	(0.92)	(0.98)	(1.06)	(1.06)	(1.08)
From net realized gain	(0.01)	—	—	—	(0.01)

Total distributions to Common Shareholders	(0.93)	(0.98)	(1.06)	(1.06)	(1.09)

Net asset value, end of year	$16.41	$16.85	$17.95	$17.59	$16.85

Market price, end of year	$14.98	$16.65	$18.14	$17.25	$16.01

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.07%	(0.67)%	8.65%	11.22%	(0.15)%

Based on market price	(4.79)%	(2.87)%	11.91%	14.80%	(5.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16%	1.87%	1.53%	1.50%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.16%	1.87%	1.53%	1.50%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.01%	0.99%	0.99%	0.99%	1.04%

Net investment income to Common Shareholders	5.19%	5.42%	5.75%	5.86%	6.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$232,921	$238,684	$253,864	$248,646	$238,113

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$378,281	$385,166	$403,302	$397,068	$384,484

Borrowings outstanding, end of year (000)	$63,166	$62,233	$60,289	$56,784	$60,238

Portfolio turnover rate	12%	9%	7%	11%	20%

(a)	Based on average common shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of BLE for the fiscal year ended July  31, 2024 are incorporated by reference herein to BLE’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of BYM for the fiscal year ended July 31, 2024 are incorporated by reference herein to BYM’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of BFK for the fiscal year ended July  31, 2024 are incorporated by reference herein to BFK’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of MUE for the fiscal year ended July 31, 2024 are incorporated by reference herein to MUE’s annual report filed on Form N-CSR on October 3, 2024.

SUPPLEMENTAL FINANCIAL STATEMENTS

A table showing the fees of the Acquiring Fund and each Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, is included in the section entitled “Expense Table for Shareholders” of the Proxy Statement.

The Reorganizations will not result in a material change to each Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting, taxation and valuation policies of each Target Fund as compared to those of the Acquiring Fund.

CERTAIN PROVISIONS OF THE CHARTERS AND BYLAWS

Certain Provisions of the Charter and Bylaws of the Acquiring Fund

The Acquiring Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Acquiring Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of Preferred Stock may be removed only by action of the holders of Preferred Stock.

In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Acquiring Fund’s shares to approve, adopt or authorize the following:

●	a merger or consolidation or statutory share exchange of the Acquiring Fund with any other corporation;

●	a sale of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Acquiring Fund’s investment activities); or

●	a liquidation or dissolution of the Acquiring Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of the Acquiring Fund’s shares of capital stock is required. The approval, adoption or authorization of the foregoing also requires the favorable vote of a majority of the Acquiring Fund’s outstanding Preferred Stock (as defined in the 1940 Act), then entitled to be voted, voting as a separate class.

The Charter and Bylaws provide that the Board has the power, to the exclusion of stockholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of capital stock of the Acquiring Fund, can be amended or repealed except by the vote of such required number of shares.

The Board has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

The Acquiring Fund’s Bylaws generally require that advance notice be given to the Acquiring Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of stockholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Acquiring Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a stockholder must be delivered, accompanied by certain information, in each case as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three directors that are not officers or employees of the corporation nor acquiring persons or directors, officers, affiliates, or associates of an acquiring person, can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws. Under the applicable statute if so elected, a board of directors may classify itself without the vote of stockholders. Further, under the applicable statute if so elected, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; and (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum. Any Director elected to fill such vacancy shall hold office for the remainder of the unexpired term and until his or her successor is elected and qualified. A board of directors may implement all or any of these provisions without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. The Acquiring Fund is not prohibited from implementing any or all of the statute and, pursuant to the Acquiring Fund’s charter, the Acquiring Fund has elected to be subject to such provisions of the statute such that the Acquiring Fund’s Board is classified and all vacancies on the Board resulting from an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum. That election does not limit the power of the Acquiring Fund to confer on the holders of a class or series of Preferred Stock the right to elect one or more Directors pursuant to a provision in its charter.

Certain Provisions of the Charter and Bylaws of the Target Funds

BLE

BLE’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of BLE or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over BLE. Such attempts could have the effect of increasing the expenses of BLE and disrupting the normal operation of BLE. The Board is divided into three classes. At each annual meeting of shareholders or special meeting in lieu thereof the term of only one class of Trustees expires and only the Trustees in that one class stand for re-election. Trustees standing for election at an annual meeting of shareholders or special meeting in lieu thereof are elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

BLE’s outstanding preferred shares, including VMTP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of beneifical interest in BLE, are entitled to elect two Trustees at any annual meeting in which Trustees are elected.

In addition, BLE’s Agreement and Declaration of Trust requires the favorable vote or consent of a majority of BLE’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of BLE, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless 80% of the Trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BLE will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity, who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any outstanding class or series of shares of beneficial interest of BLE.

The 5% holder transactions subject to these special approval requirements are:

●	the merger or consolidation of BLE or any subsidiary of BLE with or into any Principal Shareholder;

●	the issuance of any securities of BLE to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

●

the sale, lease or exchange of all or any substantial part of the assets of BLE to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve- month period; or

●

the sale, lease or exchange to BLE or any subsidiary of BLE, in exchange for securities of BLE, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than

●	$1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

Except with respect to a merger with a Principal Shareholder, which is subject to the requirements described above, BLE may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BLE’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of BLE’s Trustees and approved by “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BLE’s shareholders.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects BLE’s outstanding preferred shares, including the VMTP Shares, then such plan of reorganization will require the approval of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the holders of such Preferred Stocks.

To dissolve BLE, the Agreement and Declaration of Trust requires the approval of a resolution by a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each class or series of BLE, voting separately as a class or series, unless such resolution has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting Securities” (as defined in the 1940 Act) of BLE shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under BLE’s Agreemnt and Declaration of Trust, each class and series of BLE shall vote together as a single class, except to the extent required by the 1940 Act or BLE’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

BLE’s Bylaws generally require that advance notice be given to BLE in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of BLE not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.

BYM

BYM’s Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of BYM or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over BYM. Such attempts could have the effect of increasing the expenses of BYM and disrupting the normal operation of BYM. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A Trustee may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of such trustee. A Trustee elected by all of the holders of shares may be removed only by action of such holders, and a trustee elected by the holders of preferred shares may be removed only by action of the holders of preferred shares.

In addition, BYM’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of BYM’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of BYM, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless 80% of the trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BYM shall be the only vote of sharehoders required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of BYM.

The 5% holder transactions subject to these special approval requirements are:

●	the merger or consolidation of BYM or any subsidiary of BYM with or into any Principal Shareholder;

●	the issuance of any securities of BYM to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;

●

the sale, lease or exchange of all or any substantial part of the assets of BYM to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

●

the sale, lease or exchange to BYM or any subsidiary of BYM, in exchange for securities of BYM, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To dissolve BYM, BYM’s Amended and Restated Agreement and Declaration of Trust requires the approval of a resolution by a majority of the Board followed by the favorable vote of the holders of at least 75% of the shares of each class or series of BYM, voting separately as a class or series, unless such resolution has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BYM shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under BYM’s Agreement and Declaration of Trust, each class and series of BYM shall vote together as a single class, except to the extent required by the 1940 Act or BYM’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

BYM’s Bylaws generally require that advance notice be given to BYM in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of BYM not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.

BFK

BFK’s Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of BFK or to change the composition of the Board of BFK. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over BFK. Such attempts could have the effect of increasing the expenses of BFK and disrupting the normal operation of BFK. The Board of BFK is divided into three classes. At each annual meeting of shareholders or special meeting in lieu thereof the term of only one class of Trustees expires and only the Trustees in that one class stand for re-election. Trustees standing for election at an annual meeting of shareholders or special meeting in lieu thereof are elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee. A Trustee elected by all of the holders of shares may be removed only by action of such holders, and a trustee elected by the holders of preferred shares may be removed only by action of the holders of preferred shares.

BFK’s outstanding preferred shares, including VMTP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of BFK, are entitled to elect two Trustees at any annual meeting in which Trustees are elected.

In addition, BFK’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote or consent of a majority of the Board followed by the favorable vote of the holders of at least 75% of the shares of each affected class or series outstanding of BFK, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless 80% of the Trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BFK will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity, who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class classes or series of shares of beneficial interest of BFK.

The 5% holder transactions subject to these special approval requirements are:

●	the merger or consolidation of BFK or any subsidiary of BFK with or into any Principal Shareholder;

●	the issuance of any securities of BFK to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

●

the sale, lease or exchange of all or any substantial part of the assets of BFK to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

●

the sale, lease or exchange to BFK or any subsidiary of BFK, in exchange for securities of BFK, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than

$1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

Except with respect to a merger with a Principal Shareholder, which is subject to the requirements described above, BFK may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BFK’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of BFK’s Trustees and approved by “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BFK’s shareholders.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects BFK’s preferred shares, including the VMTP Shares, then such plan of reorganization will require the approval of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the holders of such preferred shares.

To dissolve BFK, BFK’s Amended and Restated Agreement and Declaration of Trust requires the approval of a resolution by a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each class or series of BFK, voting separately as a class or series, unless such resolution has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BFK shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under BFK’s Amended and Restated Agreement and Declaration of Trust, each class or series of BFK shall vote together as a single class, except to the extent required by the 1940 Act or BFK’s Amended and Restated Agreement and Declaration of Trust with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to BFK’s Amended and Restated Agreement and Declaration of Trust of BFK on file with the SEC for the full text of these provisions.

The Bylaws generally require that advance notice be given to BFK in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of BFK not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws. Reference should be made to the Bylaws on file with the SEC for the full text of these provisions.

MUE

MUE’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of MUE. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of Preferred Stock may be removed only by action of the holders of Preferred Stock.

In addition, the charter requires the favorable vote of the holders of at least 66 2/3% of MUE’s shares to approve, adopt or authorize various actions, including the following:

●	a merger or consolidation or statutory share exchange of MUE with any other corporation;

●	a sale of all or substantially all of MUE’s assets (other than in the regular course of MUE’s investment activities); or

●	a liquidation or dissolution of MUE;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of MUE’s shares of capital stock is required. The approval, adoption or authorization of the foregoing also requires the favorable vote of a majority of MUE’s outstanding Preferred Stock (as defined in the 1940 Act), then entitled to be voted, voting as a separate class.

The charter and Bylaws provide that the Board has the power, to the exclusion of stockholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the charter, nor any of the foregoing provisions of the charter requiring the affirmative vote of 66 2/3% of shares of capital stock of MUE, can be amended or repealed except by the vote of such required number of shares.

The Board has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the charter on file with the SEC for the full text of these provisions.

MUE’s Bylaws generally require that advance notice be given to MUE in the event a stockholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of stockholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of MUE not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a stockholder must be delivered, accompanied by certain information, as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three directors that are not officers or employees of the corporation nor acquiring persons or directors, officers, affiliates, or associates of an acquiring person, can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws. Under the applicable statute, if so elected, a board of directors may classify itself without the vote of stockholders. Further, under the applicable statute if so elected, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; and (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum. Any Director elected to fill such vacancy shall hold office for the remainder of the unexpired term and until his or her successor is elected and qualified. A board of directors may implement all or any of these provisions without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. MUE is not prohibited from implementing any or all of the statute and, pursuant to MUE’s Bylaws and charter, MUE has elected to be subject to such provisions of the statute such that MUE’s Board is classified and all vacancies on the Board resulting from an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum. That election does not limit the power of MUE to confer on the holders of a class or series of Preferred Stock the right to elect one or more Directors pursuant to a provision in its charter.

GOVERNING LAW

BLE was formed as a statutory trust under the laws of the State of Delaware on June 21, 2002, and the Trust commenced operations on July 30, 2002.

BYM was formed as a statutory trust under the laws of the State of Delaware on August 19, 2002, and the Fund commenced operations on October 31, 2002.

BFK was formed as a statutory trust under the laws of the State of Delaware on March 30, 2001, and the Fund commenced operations on July 31, 2001.

MUE was incorporated as a Maryland corporation governed by the laws of the State of Maryland on December 28, 1998 and commenced operations on February 26, 1999.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on February 27, 1997, and commenced operations on May 2, 1997.

Under Maryland law, shareholders of a Maryland corporation are not obligated for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

CONVERSION TO OPEN-END FUND

For the Acquiring Fund and MUE, each Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of each Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund entitled to vote thereon shall be required.

For BLE, BYM and BFK, each Fund’s Agreement and Declaration of Trust provides that a favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series to approve, adopt or authorize an amendment to such Agreement and Declaration of Trust that makes the shares a “redeemable security” as the term is defined in the 1940 Act, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds have fixed the close of business on August 18, 2025 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	BLE	BYM	BFK	MUE	Acquiring Fund (MHD)
Common Shares	47,727,056	25,903,340	43,854,836	21,918,068	52,141,616
VMTP Shares	1,741	976	1,541	780	2,140

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 50 Hudson Yards, New York, New York 10001, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For the Acquiring Fund, the presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. For each Target Fund, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes”, if any, as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable proposals before the Special Meeting. Each Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the applicable proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, each Fund does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes, if any, will not be voted.

VMTP Holders of BLE are being asked to consider Proposal 1(A) below. With respect to Proposal 1(A), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

VMTP Holders of BYM are being asked to consider Proposal 1(C) below. With respect to Proposal 1(C), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

VMTP Holders of BFK are being asked to consider Proposal 1(E) below. With respect to Proposal 1(E), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

VMTP Holders of MUE are being asked to consider Proposal 1(G) below. With respect to Proposal 1(G), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

VMTP Holders of the Acquiring Fund are being asked to consider Proposals 2(A), 2(B), 2(C) and 2(D) below. With respect to Proposals 2(A), 2(B), 2(C) and 2(D), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Funds

Proposals	Required Approval of Shareholders

Proposal 1(A): The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BLE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BLE’s assets and the assumption by the Acquiring Fund of substantially all of BLE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BLE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BLE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BLE in accordance with its charter and Delaware law (the “BLE Reorganization”).

1940 Act Majority

Proposal 1(C): The common shareholders and VMTP Holders of BYM are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BYM’s assets and the assumption by the Acquiring Fund of substantially all of BYM’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BYM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BYM of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BYM in accordance with its charter and Delaware law (the “BYM Reorganization”).

1940 Act Majority

Proposal 1(E): The common shareholders and VMTP Holders of BFK are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFK’s assets and the assumption by the Acquiring Fund of substantially all of BFK’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BFK, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BFK of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BFK in accordance with its charter and Delaware law (the “BFK Reorganization”).

1940 Act Majority

Proposal 1(G): The common shareholders and VMTP Holders of MUE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MUE’s assets and the assumption by the Acquiring Fund of substantially all of MUE’s liabilities in exchange solely for receipt by MUE of newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed by MUE to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MUE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders of MUE in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MUE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MUE in accordance with its charter and Maryland law (the “MUE Reorganization”).

Majority of outstanding shares

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders

Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLE Reorganization Agreement (the “BLE Issuance”).

Majority of votes entitled to be cast present at the Special Meeting or represented by proxy

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BYM Reorganization Agreement (the “BYM Issuance””).

Majority of votes entitled to be cast present at the Special Meeting or represented by proxy

Proposal 2(C): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BFK Reorganization Agreement (the “BFK Issuance”).

Majority of votes entitled to be cast present at the Special Meeting or represented by proxy

Proposal 2(D): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MUE Reorganization Agreement (the “MUE Issuance” and together with the BLE Issuance, the BYM Issuance and the BFK Issuance, the “Issuances”).

Majority of votes entitled to be cast present at the Special Meeting or represented by proxy

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2024 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BLE	Aggregate Dollar Range of Common Shares in BYM	Aggregate Dollar Range of Common Shares in BFK	Aggregate Dollar Range of Common Shares in MUE	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MHD)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Cynthia L. Egan	None	None	None	None	None	Over $100,000

Lorenzo A. Flores	None	None	None	None	None	Over $100,000

Stayce D. Harris	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000

J. Phillip Holloman	None	None	None	None	None	Over $100,000

R. Glenn Hubbard	$1-$10,000	None	$1-$10,000	None	$1-$10,000	Over $100,000

W. Carl Kester	None	None	None	$1-$10,000	$1-$10,000	Over $100,000

Catherine A. Lynch	None	None	None	None	None	Over $100,000

Arthur P. Steinmetz	None	None	None	None	None	Over $100,000

John M. Perlowski	None	None	None	None	None	Over $100,000

Robert Fairbairn	None	None	None	None	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

As of July 31, 2025, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of December 31, 2024, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of August 18, 2025. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.

Fund†	Investor	Address	Common Shares Held	Common Shares % Held
BLE	Karpus Investment Management	183 Sully’s Trail Pittsford, NY 14534	3,898,475	8.17%

BLE	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	3,683,138	7.57%

BYM	Morgan Stanley	1585 Broadway New York, NY 10036	1,335,528	5.10%

BFK	Karpus Investment Management	183 Sully’s Trail Pittsford, NY 14534	4,343,600	9.90%

BFK	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	3,446,115	7.65%

MUE	Morgan Stanley	1585 Broadway New York, NY 10036	1,561,355	7.10%

MUE	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	2,151,816	9.56%

MHD	Karpus Investment Management	183 Sully’s Trail Pittsford, NY 14534	7,306,392	14.01%

MHD	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	4,084,819	7.66%

†	The information contained in this table is based on Schedule 13D/13G filings made on or before August 18, 2025.

As of July 31, 2025, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VMTP Shares, as applicable of each such Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 115 Federal Street, Boston, Massachusetts 02110.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of new common shares of the Acquiring Fund and Acquiring Funds VMTP Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s Bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form with accompanying information (in each case pursuant to the Bylaws of such Fund) to the Secretary of such Fund. Shareholders should review each Fund’s Bylaws for additional information regarding the Funds’ advance notice provisions. The Amended and Restated Bylaws of BLE, MUE and the Acquiring Fund were filed with the SEC on November 2, 2021 on Form 8-K and the Amended and Restated Bylaws of BYM, BFK were filed with the SEC on October 29, 2010 on Form 8-K. Shareholders may obtain copies of such documents as described on page vi of this Proxy Statement.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 50 Hudson Yards, New York, New York 10001.

Standstill Agreements

On May 3, 2024, each Fund and the Investment Advisor separately entered into a standstill agreement with Karpus Management, Inc (“Karpus”). During the effective period of each such standstill agreement, Karpus, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all proposals submitted to shareholders. Each such standstill agreement will remain in effect until the earlier of (A) May 3, 2027 and (B) 10 days prior to the record date for the applicable Fund’s 2027 annual meeting of shareholders, unless the agreement is terminated earlier by the parties.

On January 20, 2025, each Fund and the Investment Advisor entered into a standstill agreement with Saba Capital Management, L.P. (“Saba”). During the effective period of each such standstill agreement, Saba, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Saba to (1) abide by certain customary standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all matters submitted to shareholders. Each such standstill agreement will remain in effect until the day following completion of the applicable Fund’s 2027 annual meeting of shareholders or August 31, 2027, whichever is earlier, unless the agreement is terminated earlier by the parties.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, New York 10001. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund 50 Hudson Yards, New York, New York 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about September 12, 2025, but may also be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies The cost of Georgeson LLC’s services in connection with the proxy is anticipated to be approximately $99,000, $71,000, $71,000, $43,000 and $50,000 for BLE, BYM, BFK, MUE and the Acquiring Fund, respectively. Georgeson LLC may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Funds’ shareholders as of the Record Date and valid proxyholders. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding Shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of Shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

If you are a registered shareholder, you may vote your Shares in person by ballot at the Special Meeting. If you hold your Shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the Special Meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of BLE for the fiscal year ended July  31, 2024 are incorporated by reference herein to BLE’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of BYM for the fiscal year ended July 31, 2024 are incorporated by reference herein to BYM’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of BFK for the fiscal year ended July  31, 2024 are incorporated by reference herein to BFK’s annual report filed on Form N-CSR on October 3, 2024.

The financial statements of MUE for the fiscal year ended July 31, 2024 are incorporated by reference herein to MUE’s annual report filed on Form N-CSR on October 3, 2024.

See “Financial Statements.” The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund may, prior to the Special Meeting being convened, postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, each Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of each Fund’s Bylaws shall be given to each shareholder of record entitled to vote at the meeting and each other shareholder entitled to notice of the meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

September 8, 2025

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[ ], 2025

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [BlackRock MuniHoldings Quality Fund II, Inc., a registered diversified closed-end investment company, File No. 811-09191] [BlackRock Municipal Income Trust II, a registered diversified closed-end investment company, File No. 811-21126] [BlackRock Municipal Income Quality Trust, a registered diversified closed-end investment company, File No. 811-08081] [BlackRock Municipal Income Trust, a registered diversified closed-end investment company, File No. 811-10339] (the “Target Fund”) and BlackRock MuniHoldings Fund, Inc., a registered diversified closed-end investment company, File No. 811-08081 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby enter into this Agreement and Plan of Reorganization (this “Agreement”) as of the date first set forth above and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)  The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject:

(i)  in the case of the consummation of the Reorganization, to the approval of this Agreement and the transactions contemplated herein, including amendments to the Articles Supplementary (as defined below) in connection with the issuance of additional Acquiring Fund VMTP Shares (as defined in Section 1(o) herein) in the Reorganization, by the holders of the Acquiring Fund VMTP Shares (“Acquiring Fund VMTP Holders”) voting as a separate class, and

(ii)  in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization, to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VMTP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VMTP Holders voting as a single class, in each case as described in Sections 9(a) and 9(b) hereof.

(d)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)  The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f)  An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)  There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i)  The Acquiring Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)  The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2025, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k)  No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)  The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Proxy Statement”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the

“N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Proxy Statement included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m)  The proxy statement for the Acquiring Fund VMTP Holders and holders of the Target Fund VMTP Shares (as defined in section 2(o) herein) (the “Target Fund VMTP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n)  The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o)  The Acquiring Fund is authorized to issue 199,989,382 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”), 2,200 shares of Auction Market Preferred Stock, Series A, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Acquiring Fund AMPS Series A Shares”), 2,200 Auction Market Preferred Stock, Series B par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Acquiring Fund AMPS Series B Shares”), 600 shares of Auction Market Preferred Stock, Series C par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Acquiring Fund AMPS Series C Shares”), 3,478 shares of Series W-7 (Retired) Variable Rate Muni-Term Preferred Shares par value $0.10 per share and liquidation preference of $100,000 per share (the “Acquiring Fund Retired Preferred Shares”), 2,140 Series W-7 Variable Rate Muni-Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VMTP Shares” and together with the Acquiring Fund AMPS Series A Shares, the Acquiring Fund AMPS Series B Shares, the Acquiring Fund AMPS Series C Shares, the Acquiring Fund Retired Preferred Shares, and the Acquiring Fund Common Shares, collectively, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter, By-laws and applicable law.

(p)  The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q)  The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r)  At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s)  At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t)  The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)  The Target Fund is a [statutory trust]1 [corporation]2 duly [incorporated]3 [organized],4 validly existing and in good standing in conformity with the laws of the State of [Delaware]5 [Maryland]6 and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of [Trustees]7 [Directors]8 and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

1 Applies to BLE, BYM, BFK.

2 Applies to MUE.

3 Applies to MUE.

4 Applies to BLE, BYM, BFK.

5 Applies to BLE, BYM, BFK.

6 Applies to MUE.

7 Applies to BLE, BYM, BFK.

8 Applies to MUE.

(d)  The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)  An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)  The Target Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended July 31, 2025, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)  At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(l) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)  The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)  The Preferred Shares Proxy Statement for the Target Fund VMTP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n)  The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o)  The Target Fund is authorized to issue [an unlimited number of common shares of beneficial interest, par value $0.001 per share]9 [199,989,730 shares of common stock, par value $0.10 per share]10 (the “Target Fund Common Shares”) and [an unlimited number shares of Series W-7 Variable Rate Muni-Term Preferred Shares or any other series of Variable Rate Muni-Term Preferred Shares, par value $0.001]11 [2,100 shares of Auction Market Preferred Stock, Series A, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Target Fund AMPS Series A Shares”), 2,100 Auction Market Preferred Stock, Series B par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the “Target Fund AMPS Series B Shares”), 3,980 shares of Auction Market Preferred Stock, Series C par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) (the

9 Applies to BLE, BYM, BFK.

10 Applies to MUE.

11 Applies BLE, BYM, BFK.

“Target Fund AMPS Series C Shares”), 1,130 shares of Series W-7 (Retired) Variable Rate Muni-Term Preferred Shares par value $0.10 per share and liquidation preference of $100,000 per share (the “Target Fund Retired Preferred Shares”), 780 Series W-7 Variable Rate Muni-Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (the “Target Fund VMTP Shares” and together with the Target Fund AMPS Series A Shares, the Target Fund AMPS Series B Shares, the Target Fund AMPS Series C Shares, the Target Fund Retired Preferred Shares, and the Target Fund Common Shares, collectively, the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s charter, and has the voting rights provided by the Target Fund’s charter, By-laws and applicable law. The Target Fund has no outstanding preferred shares other than [1,541]12 [1,741]13 [976]14 [780]15 Target Fund VMTP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund Shares; and no outstanding securities convertible into Target Fund Shares. All of the issued and outstanding Target Fund Common Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(p)  All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q)  The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r)  The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s)  The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a)  Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (l) of Section 9 hereof, (i) the Target Fund determines to make any portion of the UNII Distributions (as defined in Section 3(c) herein) to the Target Fund Common Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such UNII Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such UNII

12 Applies BFK.

13 Applies to BLE.

14 Applies to BYM.

15 Applies to MUE.

Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.

(b)  If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Proxy Statement, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of [Trustees]16 [Directors]17 or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c)  Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Common Shares (“Target Fund Common Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“UNII Distributions”) in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d)  Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund VMTP Shares received by it to its shareholders, pro rata. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e)  The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f)  The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g)  Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

16 Applies to BLE, BYM, BFK.

17 Applies to MUE.

(h)  The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the State of [Delaware]18 [Maryland]19 and will withdraw its authority to do business in any state where it is registered.

(i)  For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a)  A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b)  A number of Acquiring Fund VMTP Shares equal to the number of Target Fund VMTP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VMTP Shares will be issued. The Target Fund may pay any accumulated and unpaid dividends with respect to any outstanding Target Fund VMTP Shares prior to the Closing Date, up to and including the day immediately preceding the Closing Date.

(c)  The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VMTP Shares and the Acquiring Fund VMTP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

 Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VMTP Shares shall be determined in accordance with such procedures.

 For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VMTP Shares or Acquiring Fund VMTP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d)  The Acquiring Fund shall issue to each Target Fund Common Shareholder book-entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Common Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares.

18 Applies to BLE, BYM, BFK.

19 Applies to MUE.

(e)  The Acquiring Fund shall issue to each Target Fund VMTP Holder book-entry interests for the Acquiring Fund VMTP Shares registered in the name of such Target Fund VMTP Holder on a one-for-one basis for each holder’s holdings of the Target Fund VMTP Shares. The Target Fund VMTP Holders shall not receive, or be entitled to, any payment or other consideration in connection with or as a result of the Reorganization other than as provided in this Agreement. In connection with such issuance, the Acquiring Fund shall amend (or shall already have amended) the Acquiring Fund VMTP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Muni Term Preferred Shares (the “Articles Supplementary”), share certificates representing such Acquiring Fund VMTP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VMTP Shares, in each case as of, or prior to, the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VMTP Shares in connection with the Reorganization.

(f)  No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a)  The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Proxy Statement, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a)  COVENANTS OF EACH FUND.

(i)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(a), Section 3(b), or Section 4(b), of this Agreement.

(ii)  Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)  The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie).

(iv)  In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v)  The Acquiring Fund VMTP Shares to be transferred to the Target Fund for distribution to the Target Fund VMTP Holders on the Closing Date shall only be distributed to the Target Fund VMTP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the 1933 Act.

(vi)  Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b)  COVENANTS OF THE ACQUIRING FUND.

(i)  The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)  The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii)  Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv)  The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v)  The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VMTP

Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi)  The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VMTP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VMTP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VMTP Shares.

(vii)  The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VMTP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) share certificates representing Acquiring Fund VMTP Shares; (3) the VMTP Shares Purchase Agreement for the Acquiring Fund VMTP Shares; (4) the Redemption and Paying Agent Agreement for the Acquiring Fund VMTP Shares; and (5) such other agreements, instruments or documents relating to the Acquiring Fund VMTP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c)  COVENANTS OF THE TARGET FUND.

(i)  The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the UNII Distribution to be paid to the Target Fund Common Shareholders by the Target Fund in accordance with Sections 3(c) and 9(l) hereof following the Closing, it will dissolve in accordance with the laws of the State of [Delaware]20 [Maryland]21 and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii)  The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii)  The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund VMTP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)  After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

20 Applies to BLE, BYM, BFK.

21 Applies to M

(v)  Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VMTP Shares Purchase Agreement, the Redemption and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VMTP Shares, (b) withdraw the ratings assigned to the Target Fund VMTP Shares, (c) cancel the share certificates representing Target Fund VMTP Shares, and (d) withdraw or deregister the Target Fund VMTP Shares from The Depository Trust Company.

7. CLOSING DATE.

(a)  The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Willkie, 787 Seventh Avenue, New York, New York 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b)  On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)  The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d)  On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Common Shareholders of record immediately prior to the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Common Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been approved by [at least two-thirds]22 [a majority]23 of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VMTP Holders, voting as a single class, representing [a 1940 Act Majority (as defined below) of the outstanding shares]24 [a majority of the outstanding shares of capital stock]25 entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VMTP Holders, voting as a separate class, representing a 1940 Act Majority of the outstanding VMTP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

22 Applies to BLE, BYM, BFK.

23 Applies to MUE.

24 Applies to BLE, BYM, BFK.

25 Applies to MUE.

(b)  That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VMTP Holders, voting as a separate class, approving this Agreement and amendments to the Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares in the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VMTP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c)  That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d)  That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)  That the Target Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)  The Acquiring Fund is validly existing as a corporation under the laws of the State of Maryland and in good standing under the laws of the State of Maryland and has the corporate power to conduct its business as described in the definitive Proxy Statement filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii)  The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of the obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland and the Acquiring Fund’s charter.

(iii)  The execution and delivery by the Acquiring Fund of this Agreement and the performance of the Acquiring Fund’s obligations under the Agreement do not violate the Acquiring Fund’s charter or By-laws.

(iv)  Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(v)  Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter, By-laws or the laws of the State of Maryland.

(g)  That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)  The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii)  To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii)  Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h)  That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i)  That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement and amendments to the Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VMTP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VMTP Shares.

(b)  That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VMTP Holders, voting as a single class, of a majority of the votes entitled to be cast by the Acquiring Fund Common Shareholders and the Acquiring Fund VMTP Holders present at the Acquiring Fund Shareholders’ meeting where such issuance of additional Acquiring Fund Common Shares shall be approved or represented by proxy.

(c)  The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VMTP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VMTP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d)  That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e)  That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g)  That the Acquiring Fund shall have received the opinion of [Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel]26 [Miles & Stockbridge, P.C., special Maryland counsel]27 to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i)  The Target Fund is validly existing and is in good standing under the laws of the State of [Delaware]28 [Maryland]29.

(ii)  The Target Fund has the corporate power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the laws of the State of [Delaware]30 [Maryland]31. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Target Fund under the laws of the State of [Delaware]32 [Maryland]33 and the Target Fund’s charter.

(iii)  The Agreement has been duly executed by the Target Fund.

(iv)  The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement will not, violate the charter or the By-laws of the Target Fund.

26 Applies to BLE, BYM, BFK.

27 Applies to MUE.

28 Applies to BLE, BYM, BFK.

29 Applies to MUE.

30 Applies to BLE, BYM, BFK.

31 Applies to MUE.

32 Applies to BLE, BYM, BFK.

33 Applies to MUE.

(v)  Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of any applicable law of the State of [Delaware]34 [Maryland]35.

(h)  That the Acquiring Fund shall have received the opinion of Willkie, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i)  The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii)  To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii)  Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(i)  That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(j)  That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(k)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(l)   That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Common Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such UNII Distributions in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(m)  That the redemption and paying agent and the rating agencies for the Acquiring Fund VMTP Shares shall have consented to any amendments to the Articles Supplementary, share certificates representing Acquiring Fund VMTP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VMTP Shares that are necessary to reflect the issuance of additional Acquiring Fund VMTP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

34 Applies to BLE, BYM, BFK.

35 Applies to MUE.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)  If the transactions contemplated by this Agreement have not been consummated by [●], 2025, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a)  Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees)

including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)  The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [BlackRock MuniHoldings Quality Fund II, Inc.] [BlackRock Municipal Income Trust II] [BlackRock Municipal Income Quality Trust] [BlackRock Municipal Income Trust] c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, New York 10001, Attention: Janey Ahn, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniHoldings Fund, Inc. c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, New York 10001, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)  This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)  This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)  This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIHOLDINGS FUND, INC.

By:
Name: John M. Perlowski
Title: President and Chief Executive Officer

[BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC.] [BLACKROCK MUNICIAL INCOME TRUST II] [BLACKROCK MUNICIPAL INCOME QUALITY TRUST] [BLACKROCK MUNICIPAL INCOME TRUST]

By:
Name: Stephen Minar
Title: Vice President

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Stock and outstanding shares of VMTP Shares and any other Preferred Stock, voting together as a single class, and a majority of the outstanding shares of VMTP Shares and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management;

2.

Purchase or sell real estate, commodities or commodity contracts; provided, that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Acquiring Fund may purchase and sell financial futures contracts and options thereon;

3.	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act;

4.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

5.

Make loans to other persons, except that the Acquiring Fund may purchase municipal bonds, municipal bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations; or

6.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Acquiring Fund’s Board without shareholder approval, provide that the Acquiring Fund may not:

1.

Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Acquiring Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Acquiring Fund, (ii) 5% of the Acquiring Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Acquiring Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Acquiring Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company;

2.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon; or

3.

Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

4.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on New York municipal bonds, municipal bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell a New York municipal bond or municipal bond issuer’s rights to call all or a portion of such New York municipal bond or municipal bond for mandatory tender for purchase to require mandatory tender for the purchase of related New York municipal bonds and municipal bonds.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

BLE

BLE has adopted restrictions and policies relating to the investment of BLE’s assets and its activities. Certain of the restrictions are fundamental policies of BLE and may not be changed without the approval of the holders of a majority of BLE’s outstanding common shares and outstanding preferred shares, including VMTP Shares, voting together as a single class, and a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares).

Fundamental Investment Restrictions. Under these fundamental investment restrictions, BLE may not:

1.

Invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”) other than those Municipal Bonds backed only by assets and revenues of non-governmental issuers (“Managed Assets” means the total assets of BLE (including any assets attributable to money borrowed for investment purposes) minus the sum of BLE’s accrued liabilities (other than money borrowed for investment purposes, including liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLE’s VMTP Shares).

2.

With respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer.

3.

Issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

4.

Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BLE’s investment objective and policies or the entry into repurchase agreements.

5.

Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities BLE may be deemed to be an underwriter.

6.

Purchase or sell real estate or interests therein other than municipal securities secured by real estate or interests therein, provided that BLE may hold and sell any real estate acquired in connection with its investment in portfolio securities.

7.

Purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without BLE becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that BLE may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. BLE reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is backed by the enforceable obligation of a superior or unrelated governmental entity, it will be included in the computation of securities owned that are issued by such governmental entity. When a security is backed by the enforceable obligation of a superior or unrelated non-governmental entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such non-governmental entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of BLE’s assets that may be invested in municipal securities insured by any given insurer.

As a fundamental policy, under normal market conditions, BLE will invest at least 80% of its Managed Assets in Municipal Bonds, the interest of which is exempt from regular federal income tax (except that the interest may be subject to the federal alternative minimum tax).

Non-Fundamental Investment Restrictions. Additional investment restrictions adopted by BLE, which may be changed by the Board without shareholder approval, provide that the Trust may not:

A.

Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BLE’s Managed Assets and BLE’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. BLE may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, BLE owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

B.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any regulations promulgated or exemptive relief obtained thereunder.

C.	Purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth in BLE’s Prospectus and the SAI will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities. Any investment policy or restriction described in the Prospectus or in this SAI is deemed to be a non-fundamental policy or restriction of BLE, unless otherwise stated.

BLE’s VMTP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, BLE is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. BLE does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. BLE is also subject to certain covenants and requirements under the terms of the VMTP Shares and related documents. Such requirements may be more restrictive than the restrictions set forth above. BLE does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective.

BYM

The following are fundamental investment restrictions of BYM and may not be changed without the approval of the holders of a majority of BYM’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares). BYM may not:

1.

invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to Municipal Bonds other than those Municipal Bonds backed only by assets and revenues of non-governmental issuers;

2.

with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer;

3.

issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

4.

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BYM’s investment objective and policies or the entry into repurchase agreements;

5.

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities BYM may be deemed to be an underwriter;

6.

purchase or sell real estate or interests therein other than Municipal Bonds secured by real estate or interests therein; provided that BYM may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

7.

purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without BYM becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non- governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that BYM may invest more than 25% of its Managed Assets in a broader economic sector of the market for Municipal Bonds, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. BYM reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of BYM’s assets that may be invested in Municipal Bonds insured by any given insurer.

As a fundamental policy, under normal market conditions, BYM will invest at least 80% of its Managed Assets in Municipal Bonds, the interest of which is exempt from federal income tax, including the alternative minimum tax.

Under the 1940 Act, BYM may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, BYM will bear its ratable share of that investment company’s expenses, and will remain subject to payment of BYM’s advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent BYM invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in this Proxy Statement. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, BYM is also subject to the following non- fundamental restrictions and policies, which may be changed by the board of trustees. BYM may not:

a)

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BYM’s Managed Assets and BYM’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. BYM may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, BYM owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

b)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

c)	purchase securities of companies for the purpose of exercising control.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

BYM is classified as diversified within the meaning of the 1940 Act, which means that BYM is limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. To qualify, BYM must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year, with respect to 75% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and BYM will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, BYM will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BYM to the extent necessary to comply with changes in the federal tax requirements.

In order to obtain and maintain the desired ratings for the VMTP Shares from Moody’s and Fitch and to comply with the Eligible Assets requirement of the Statement of Preferences, BYM will be required to comply with investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above.

BFK

The following are fundamental investment restrictions of BFK and may not be changed without the approval of the holders of a majority of BFK’s outstanding Common Stock and outstanding shares of VMTP Shares and any other Preferred Stock, voting together as a single class, and a majority of the outstanding shares of VMTP Shares and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock).

Fundamental Investment Restrictions. Under these fundamental investment restrictions, BFK may not:

1.

Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity.

2.

Issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

3.

Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BFK’s investment objective and policies or the entry into repurchase agreements.

4.

Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities BFK may be deemed to be an underwriter.

5.

Purchase or sell real estate or interests therein other than municipal securities secured by real estate or interests therein, provided that BFK may hold and sell any real estate acquired in connection with its investment in portfolio securities.

6.

Purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without BFK becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that BFK may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. BFK reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is backed by the enforceable obligation of a superior or unrelated governmental entity, it will be included in the computation of securities owned that are issued by such governmental entity. When a security is backed by the enforceable obligation of a superior or unrelated non-governmental entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such non-governmental entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of BFK’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, BFK may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. BFK may invest a greater percentage of its assets in money market funds to the extent permitted by the 1940 Act or the Securities and Exchange Commission.

As a fundamental policy, under normal market conditions, BFK will invest at least 80% of its Managed Assets in investments the interest of which is exempt from regular federal income tax (except that the interest may be subject to the federal alternative minimum tax).

Non-Fundamental Investment Restrictions. Additional investment restrictions adopted by BFK, which may be changed by the Board without shareholder approval, provide that BFK may not:

A.

Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BFK’s total assets and BFK’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. BFK may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, BFK owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

B.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any regulations promulgated or exemptive relief obtained thereunder.

C.	Purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities. Any investment policy or restriction described herein is deemed to be a non-fundamental policy or restriction of BFK, unless otherwise stated.

In addition, to comply with Federal tax requirements for qualification as a “regulated investment company,” BFK’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of BFK’s total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by BFK and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of BFK’s total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

BFK is currently classified as a diversified fund under the 1940 Act. This means that BFK may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of BFK’s total assets would be invested in securities of that issuer or (b) BFK would hold more than 10% of the outstanding voting securities of that issuer. For purposes of this restriction, BFK will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. With respect to the remaining 25% of its total assets, BFK can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

BFK’s VMTP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, BFK is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. BFK does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. BFK is also subject to certain covenants and requirements under the terms of the VMTP Shares and related documents. Such requirements may be more restrictive than the restrictions set forth above. BFK does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective.

MUE

The following are fundamental investment restrictions of MUE and may not be changed without the approval of the holders of a majority of MUE’s outstanding Common Stock and outstanding shares of VMTP Shares and any other Preferred Stock, voting together as a single class, and a majority of the outstanding shares of VMTP Shares and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). MUE may not:

1.	Make investments for the purpose of exercising control or management;

2.

Purchase or sell real estate, commodities or commodity contracts; provided, that MUE may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and MUE may purchase and sell financial futures contracts and options thereon;

3.	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act;

4.	Underwrite securities of other issuers except insofar as MUE may be deemed an underwriter under the Securities Act in selling portfolio securities;

5.

Make loans to other persons, except that MUE may purchase municipal bonds, municipal bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations; or

6.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by MUE, which may be changed by MUE’s Board without shareholder approval, provide that MUE may not:

1.

Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits MUE from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by MUE, (ii) 5% of MUE’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of MUE’s total assets, taken at market value, would be invested in such securities, and (iv) MUE, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company;

2.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by MUE except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon; or

3.

Purchase any securities on margin, except that MUE may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MUE of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

4.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MUE may write, purchase and sell options and futures on New York municipal bonds, municipal bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell a New York municipal bond or municipal bond issuer’s rights to call all or a portion of such New York municipal bond or municipal bond for mandatory tender for purchase to require mandatory tender for the purchase of related New York municipal bonds and municipal bonds.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

MUE is currently classified as a diversified fund under the 1940 Act. This means that MUE may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of MUE’s total assets would be invested in securities of that issuer or (b) MUE would hold more than 10% of the outstanding voting securities of that issuer. For purposes of this restriction, MUE will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. With respect to the remaining 25% of its total assets, MUE can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

In order to obtain and maintain the desired ratings for the VMTP Shares from Moody’s and Fitch and to comply with the Eligible Assets requirement of the Articles Supplementary, MUE will be required to comply with investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above

APPENDIX C

FORM OF AMENDMENT TO MHD ARTICLES SUPPLEMENTARY

BLACKROCK MUNIHOLDINGS FUND, INC.

ARTICLES OF AMENDMENT

AMENDING THE ARTICLES SUPPLEMENTARY ESTABLISHING AND FIXING THE RIGHTS AND

PREFERENCES OF

VARIABLE RATE MUNI TERM PREFERRED SHARES

This is to certify that:

First:  The charter of BlackRock MuniHoldings Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend that section of the charter titled Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Muni Term Preferred Shares, dated effective December 20, 2023 (as amended to date, the “Governing Document”).

Second:  The charter of the Corporation is hereby amended by deleting the second and third recitals of the Governing Document in their entirety and replacing them with the following :

SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors has, by resolution duly adopted on November 14, 2023, reclassified 2,140 authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Muni Term Preferred Shares (the “VMTP Preferred Shares”). The VMTP Preferred Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VMTP Preferred Shares that may be authorized and issued, a “Series”).

THIRD: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors, by resolution duly adopted on [●], 2025, approved the reclassification of [●] authorized and unissued shares of common stock of the Corporation as additional VMTP Preferred Shares.

FOURTH: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each Series of VMTP Preferred Shares are as follows or as set forth in an amendment to these Articles Supplementary or otherwise in the Corporation’s Charter (each such Series being referred to herein as a “Series of VMTP Preferred Shares”):

Third:  The charter of the Corporation is hereby amended by deleting the section titled “Designation” in the Governing Document in its entirety and replacing it with the following:

DESIGNATION

Series W-7: A series of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, has been authorized and designated as “Series W-7 VMTP Preferred Shares”. The number of Series W-7 VMTP Preferred Shares approved for issuance is [●]. Each Series W-7 VMTP Preferred Share shall be issued on a date or dates determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate commencing on December 20, 2023 equal to the sum of the applicable Ratings Spread (as defined herein) and 75%

of Daily SOFR (as defined herein) on the applicable Rate Determination Date; and have such other preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption as required by Applicable Law and that are expressly set forth in the Charter. The Series W-7 VMTP Preferred Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VMTP Preferred Share shall be identical. Except as otherwise provided with respect to any additional Series of VMTP Preferred Shares, the terms and conditions of these Articles Supplementary apply to each Series of VMTP Preferred Shares and each share of such Series.

Fourth:  The charter of the Corporation is hereby amended by deleting Section 1(a) of the Governing Document in its entirety and replacing it with the following:

(a)  Authorized Shares. The number of authorized shares of the VMTP Preferred Shares is as set forth above under the title “Designation.”

Fifth:     The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

Sixth:     These Articles of Amendment shall be effective as of [●], 2025.

[Signature Page Follows]

IN WITNESS WHEREOF, BlackRock MuniHoldings Fund, Inc. has caused these Articles of Amendment to be signed as of [●], 2025 in its name and on its behalf by the person named below, who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information, and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIHOLDINGS FUND, INC.

By:
Name: Stephen Minar
Title: Vice President

ATTEST:

Name: Janey Ahn
Title: Secretary

APPENDIX D

RATINGS OF INVESTMENTS

DESCRIPTION OF BOND RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA

Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

MHD_PROXY_0825

BlackRock MuniHoldings Fund, Inc.
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope
DO NOT TEAR
PROXY  BLACKROCK MUNIHOLDINGS FUND, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 2025
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings Fund, Inc., a Maryland corporation (“MHD” or the “Acquiring Fund”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
MHD_34667_073025_Pref
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx    code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
A Proposals
FOR AGAINST ABSTAIN
1i. The holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund”) are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MHD Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.
FOR AGAINST ABSTAIN
1j. The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.
FOR AGAINST ABSTAIN
1k. The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.
FOR AGAINST ABSTAIN
1l. The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement”) and the transactions contemplated therein, including amendments to the MHD Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.
FOR AGAINST ABSTAIN
2a. The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”).
FOR AGAINST ABSTAIN
2b. The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”).
FOR AGAINST ABSTAIN
2c. The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”).
FOR AGAINST ABSTAIN
2d. The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement”).
To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.
Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-34667
B  Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx    MHD 2 34667    xxxxxxxx

BlackRock MuniHoldings Quality Fund II, Inc.
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope
DO NOT TEAR
PROXY  BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 2025
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings Quality Fund II, Inc., a Maryland corporation (“MUE”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
MUE_34667_073025_Pref
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx    code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
A Proposals
FOR AGAINST ABSTAIN
1g. The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of MUE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund”) (the “MUE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MUE’s assets and the assumption by the Acquiring Fund of substantially all of MUE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MUE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MUE of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MUE in accordance with its Articles of Incorporation and Maryland law (the “MUE Reorganization”). FOR AGAINST ABSTAIN
1h. The VMTP Holders of MUE are being asked to vote as a separate class on a proposal to approve the MUE Reorganization Agreement and the MUE Reorganization.
To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on October 15, 2025.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-34667
B  Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx    MUE 2 34667    xxxxxxxx

BlackRock Municipal Income Trust
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope
DO NOT TEAR
PROXY BLACKROCK MUNICIPAL INCOME TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 2025
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PREFERRED SHARES
The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Trust, a Delaware corporation (“BFK”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
BFK_34667_073025_Pref
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
A Proposals
FOR AGAINST ABSTAIN
1e. The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BFK are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFK and BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund”) (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFK’s assets and the assumption by the Acquiring Fund of substantially all of BFK’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BFK, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BFK of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BFK in accordance with its Agreement and Declaration of Trust and Delaware law (the “BFK Reorganization”).
FOR AGAINST ABSTAIN
1f. The VMTP Holders of BFK are being asked to vote as a separate class on a proposal to approve the BFK Reorganization Agreement and the BFK Reorganization.
To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.
Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-34667
B  Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx    BFK 2 34667    xxxxxxxx

BlackRock Municipal Income Trust II
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope
DO NOT TEAR
PROXY  BLACKROCK MUNICIPAL INCOME TRUST II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 2025
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PREFERRED SHARES
The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Trust II, a Delaware corporation (“BLE”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
BLE_34667_073025_Pref
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx    code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
A Proposals
FOR AGAINST ABSTAIN
1a. The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BLE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLE and BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund”) (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BLE’s assets and the assumption by the Acquiring Fund of substantially all of BLE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BLE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BLE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BLE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BLE Reorganization”). FOR AGAINST ABSTAIN
1b. The VMTP Holders of BLE are being asked to vote as a separate class on a proposal to approve the BLE Reorganization Agreement and the BLE Reorganization.
To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.
Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-34667
B  Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx    BLE 2 34667    xxxxxxxx

BlackRock Municipal Income Quality Trust
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope
DO NOT TEAR
PROXY   BLACKROCK MUNICIPAL INCOME QUALITY TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 2025
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PREFERRED SHARES
The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Quality Trust, a Delaware corporation (“BYM”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
BYM_34667_073025_Pref
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
A Proposals
FOR AGAINST ABSTAIN
1c. The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BYM are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BYM and BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund”) (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BYM’s assets and the assumption by the Acquiring Fund of substantially all of BYM’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BYM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BYM of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BYM in accordance with its Agreement and Declaration of Trust and Delaware law (the “BYM Reorganization”). FOR AGAINST ABSTAIN
1d. The VMTP Holders of BYM are being asked to vote as a separate class on a proposal to approve the BYM Reorganization Agreement and the BYM Reorganization.
To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof.
Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-34667
B  Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
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